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As filed with the Securities and Exchange
Commission on October 30, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED NATURAL FOODS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2008

Dear Stockholder:

        You are hereby cordially invited to attend the 2008 Annual Meeting of Stockholders of United Natural Foods, Inc., which will be held on Friday, December 12, 2008 at 10:00 a.m. (local time) at our Western Region headquarters located at 1101 Sunset Boulevard, Rocklin, California 95765, and any adjournments or postponements of the annual meeting. For your convenience, we are offering a live webcast of the annual meeting at the Investor Relations section of our website at www.unfi.com, which can be accessed through the "Investors" link on our website.

        We are holding the annual meeting for the following purposes:

    1.
    To elect three members to our Board of Directors to serve as Class III directors, each for a term of three years.

    2.
    To (i) approve an amendment to the Company's 2004 Equity Incentive Plan (the "2004 Plan") increasing the number of shares of common stock reserved for issuance under the 2004 Plan from 1,000,000 to 2,500,000, and (ii) reapprove the performance criteria applicable to grants of performance-based awards granted under the 2004 Plan.

    3.
    To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 1, 2009.

    4.
    To consider and vote on one stockholder proposal, if properly presented at the annual meeting.

    5.
    To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

        These matters are more fully described in the accompanying proxy statement, which is made a part of this notice. We are not aware of any other business to be transacted at the annual meeting.

        Only stockholders of record on our books at the close of business on Tuesday, October 14, 2008 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 260 Lake Road, Dayville, Connecticut 06241, and will also be available at the annual meeting. If you would like to view the stockholder list, please call our Investor Relations Department at (860) 779-2800 to schedule an appointment.

        In accordance with the new rules approved by the Securities and Exchange Commission, this year we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2008 Annual Report to Stockholders, which contains our consolidated financial statements for the fiscal year ended August 2, 2008, and other items of interest to stockholders, and proxy statement at the website indicated in our October 31 notice to you. On or about October 31, 2008, we mailed to all stockholders of record as of October 14, 2008 a notice containing instructions on how to access our 2008 proxy statement and Annual Report to Stockholders and how to vote. For the first time, our stockholders have the option of voting over the Internet or by telephone, in addition to voting by mail. The October 31 notice also provides instructions on how you can request a paper copy of our proxy materials and Annual Report to Stockholders if you desire.

        If you do not attend the annual meeting, you may vote your shares via the Internet, by telephone or by completing, dating, signing and promptly returning your proxy card to us. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. The proxy materials provide you with details on how to vote by these three methods. Whether or not you plan to attend the annual meeting, we encourage you to vote in the method that suits you best so that your shares will be voted at the annual meeting. If you decide to attend the annual meeting, you may revoke your proxy and personally cast your vote.

        As a final note, we were pleased to announce in September 2008 the appointment of Steven Spinner as our new President and Chief Executive Officer, who succeeds me in these roles. We look forward to working with Steve and I look forward to my new role as Chair of the Board.

By Order of the Board of Directors,

Michael S. Funk, Chair of the Board

October 30, 2008

        PLEASE VOTE. STOCKHOLDERS MAY VOTE BY THE INTERNET, TELEPHONE OR MAIL. PLEASE REFER TO YOUR PROXY CARD OR THE NOTICE OF ELECTRONIC AVAILABILITY DISTRIBUTED TO YOU ON OCTOBER 31, 2008 FOR INFORMATION ON HOW TO VOTE BY THE INTERNET, TELEPHONE AND MAIL.

UNITED NATURAL FOODS, INC.
260 Lake Road
Dayville, Connecticut 06241

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2008

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of United Natural Foods, Inc., for use at the 2008 Annual Meeting of Stockholders to be held on Friday, December 12, 2008 at 10:00 a.m. (local time) at our Western Region headquarters located at 1101 Sunset Boulevard, Rocklin, California 95765, and any adjournments or postponements of the annual meeting. The Board of Directors is soliciting proxies for the purposes set forth in the accompanying "Notice of Annual Meeting of Stockholders." We will bear the cost of soliciting the proxies.

Important Notice Regarding the Availability of Proxy Materials for the 2008 Annual Meeting of Stockholders to be Held on December 12, 2008:

        The proxy statement, proxy card and Annual Report to Stockholders for the year ended August 2, 2008 are available on the Internet. Please refer to the notice we mailed to you on October 31, 2008 (the "Notice of Proxy Availability") for the website address at which you can access the materials.

Record Date and Share Ownership

        Only stockholders of record on our books at the close of business on Tuesday, October 14, 2008 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. As of the close of business on October 14, 2008, we had 42,907,697 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended August 2, 2008, are being first made available to stockholders of record on or about October 31, 2008. Our Board of Directors is making these materials available to you on the Internet or, upon your request, is delivering printed versions of these materials to you by mail. On or about October 31, 2008, we mailed to all stockholders of record as of the record date, a Notice of Proxy Availability, which contains instructions on how to access these materials and vote.

        We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended August 2, 2008, as filed with the Securities and Exchange Commission (the "SEC"), without exhibits. Please address all such requests to the attention of Lisa N'Chonon, Corporate Controller, United Natural Foods, Inc., 260 Lake Road, Dayville, Connecticut 06241. Exhibits will be provided upon written request to Ms. N'Chonon and payment of an appropriate processing fee.

Submitting and Revoking Your Proxy

        If you complete and submit a proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy but do not complete the voting instructions, the persons named as proxies will vote the shares represented by your proxy as follows:

  •
  FOR the election of Michael S. Funk, James P. Heffernan, and Steven L. Spinner as Class III directors;

  •
  FOR the (i) approval of an amendment to the Company's 2004 Equity Incentive Plan (the "2004 Plan") increasing the number of shares of common stock reserved for issuance under the 2004 Plan from 1,000,000 to 2,500,000 and (ii) reapproval of the performance criteria applicable to performance-based awards granted under the 2004 Plan;

  •
  FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 1, 2009; and

  •
  AGAINST the stockholder proposal regarding our adoption of a vendor code of conduct, if such proposal is properly presented at the annual meeting.

        If other matters come before the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the annual meeting.

        You may revoke or revise your proxy whether given by mail, via the Internet or by telephone at any time prior to the start of the annual meeting by delivering written instructions to our corporate secretary at 260 Lake Road, Dayville, Connecticut 06241. Attendance at the annual meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person.

        If you hold shares of common stock in a stock brokerage account or through a bank, trust or other fiduciary or nominee, you are considered to be the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. You may not vote directly any shares held in street name; however, as the beneficial owner of the shares, you have the right to direct your broker or nominee on how to vote your shares.

        If you participate in our Employee Stock Ownership Plan (the "ESOP"), you will receive a separate voting instructions card which will serve as a voting instruction for Mr. Robert Huckins, the trustee of the ESOP. If Mr. Huckins does not receive voting instructions for your shares, he will vote your shares in the same proportion as other ESOP participants' shares for which voting instructions have been received. Mr. Huckins will vote unallocated shares of common stock in the ESOP in the same proportion as participants have directed the trustee to vote their allocated shares of common stock.

        If you participate in the United Natural Foods, Inc. Stock Fund (the "Stock Fund") through the United Natural Foods, Inc. Retirement Plan (the "401(k) Plan"), you will receive a separate voting instructions card which will serve as a voting instruction for Fidelity Management Trust Company ("Fidelity"), the trustee of the plan. If Fidelity does not receive voting instructions for your shares, it will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received.

        In addition to solicitations by mail and the Internet, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

        If you hold shares in street name and you would like to attend the annual meeting, you must bring to the meeting proof of stock ownership, such as an account statement from your broker or nominee which confirms that you are the beneficial owner of those shares. If you would like to vote in person at the annual meeting and you hold your shares in street name, you must bring a proxy letter issued by your broker or nominee to vote your shares in person at the meeting.

How to Vote

        You may vote "FOR" each of the nominees to the Board of Directors or you may "WITHHOLD" your vote for any nominee you specify. For each of the other matters to be voted on at the annual meeting, you may vote "FOR" or "AGAINST" or abstain from voting. The procedures for voting follow.

         Stockholders of Record:    If you are a stockholder of record, there are four ways to vote:

  •
  by completing, signing, dating and returning your proxy card;

  •
  by written ballot at the annual meeting;

  •
  by making a toll-free telephone call within the United States or Canada using a touch-tone telephone to the toll-free number provided on your proxy card; or

  •
  by voting on the Internet. To vote on the Internet, go to the website address indicated on your Notice of Proxy Availability to complete an electronic proxy card. You will be asked to provide the Company number and control number from the accompanying proxy card. Your vote must be received by 11:59 p.m., EST, on December 11, 2008 to be counted.

         Street Name Holders:    If you hold your shares in street name, the Notice of Proxy Availability was forwarded to you by your intermediary and you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker. Please check your proxy card for more information. If you hold your shares in street name and wish to vote at the annual meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

         Holders Through the ESOP:    If you hold your shares through the ESOP, a voting instructions card was forwarded to you, which will serve as a voting instruction for Mr. Robert Huckins, the trustee of the ESOP. You must submit your voting instructions to Mr. Huckins by the close of business on December 9, 2008 to allow him time to receive your voting instructions. If Mr. Huckins does not receive voting instructions for your shares, he will vote your shares in the same proportion as other ESOP participants' shares for which voting instructions have been received.

         Holders Through the 401(k) Plan:    If you hold your shares through the 401(k) Plan's Stock Fund, you will receive a separate voting instructions card which will serve as a voting instruction for Fidelity, the trustee of the 401(k) Plan. You must submit your voting instructions to Fidelity by the close of business on December 9, 2008 to allow it time to receive your voting instructions. If Fidelity does not receive voting instructions for your shares, it will vote your shares in the same proportion as other plan participants' shares for which voting instructions have been received.

        We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Votes Required

        Presence in person or by proxy of a majority of the shares of common stock outstanding at the close of business on October 14, 2008, the record date for the annual meeting, will be required for a quorum. Shares of common stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

        Each nominee for director will be elected as a director if a majority of the votes cast at the annual meeting (whether in person or by proxy) with respect to that nominee are "FOR" the election of the nominee; provided that if the number of nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at the annual meeting and entitled to vote on the election of directors. If a nominee who already serves as a director is not elected, that director must offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee of our Board of Directors will make a recommendation to the Board on whether to accept or reject the director's resignation, or whether other action should be taken. The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and voting on the matter is required for (i) the approval of an amendment to the 2004 Plan and the reapproval of the performance criteria specified under the 2004 Plan, (ii) the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2009 and (iii) if properly presented at the annual meeting, the stockholder proposal.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast, although such votes will count for quorum purposes.

Webcast of Annual Meeting

        We are pleased to offer a webcast of the annual meeting. If you choose to participate in the annual meeting by means of the webcast, please go to the Investors section of our website at www.unfi.com shortly before the annual meeting is scheduled to begin and follow the instructions provided. In addition, the conference call dial-in number for the annual meeting is (303) 262-2130. You will be able to participate in the annual meeting by submitting questions directly from the broadcast site. However, you will not be able to vote your shares of common stock during the webcast. If you plan to listen to the webcast, please be sure to vote your shares in one of the ways described under "How to Vote" above by the date specified so that the persons named as proxies can vote the shares represented by your proxy in accordance with your instructions at the annual meeting.

Householding

        We have adopted a procedure for stockholders whose shares are held in street name called "householding," pursuant to which stockholders of record who have the same address and the same last name will receive only one copy of our proxy statement and our Annual Report to Stockholders, unless one or more of these stockholders notifies us that they wish to continue receiving multiple copies. This procedure provides extra convenience for stockholders and a cost savings for us. Currently, we are not providing householding to stockholders whose shares are registered in their name.

        If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report to Stockholders, or if your shares are held in street name and you are receiving multiple copies of our proxy statement and Annual Report to Stockholders and wish to receive only one, please notify your bank, broker, trust or other holder of record. For more information, please contact our corporate secretary at 260 Lake Road, Dayville, Connecticut 06241.

        Stockholders who participate in householding will continue to receive separate proxy cards.

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of October 14, 2008 by (i) each person or entity known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each member of our Board of

Directors, (iii) our executive officers named in the Summary Compensation Table below and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Ownership(2)
FMR LLC	6,174,042	14.4%
Jennison Associates LLC	4,503,606	10.5%
Employee Stock Ownership Trust(3)	2,640,209	6.2%
Barclays Global Investors NA (California)	2,164,272	5.0%
Daniel V. Atwood(4)	310,733	0.7%
Thomas B. Simone(5)	170,800	0.4%
Michael S. Funk(6)	150,190	0.4%
Gordon D. Barker(7)	97,427	0.2%
James P. Heffernan(8)	75,427	0.2%
Mark E. Shamber(9)	41,440	0.1%
Michael D. Beaudry(10)	37,227	0.1%
Joseph M. Cianciolo(11)	35,427	0.1%
Gail A. Graham(12)	28,927	0.1%
Peter Roy(13)	20,753	0.0%
Steven L. Spinner	0	0.0%
All executive officers and directors, as a group (14 persons)(14)	1,051,052	2.4%

(1)
The address for each listed director and officer is c/o United Natural Foods, Inc., 260 Lake Road, Dayville, Connecticut 06241. The address for the Employee Stock Ownership Trust is c/o Robert G. Huckins, Trustee, 19404 Camino Del Aguila, Escondido, California 92025. The address for FMR LLC is 245 Summer Street, 14th Floor, Boston, Massachusetts 02210. The address for Jennison Associates LLC is 466 Lexington Avenue, 18th Floor, New York, New York 10017. The address for Barclays Global Investors NA (California) is 45 Freemont Street, San Francisco, California 94105.

(2)
The number of shares of common stock beneficially owned by each stockholder is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 14, 2008 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person or entity.

(3)
The Employee Stock Ownership Trust ("ESOT") disclaims beneficial ownership of the allocated shares of common stock in the ESOP to the extent that the beneficial ownership of such shares is attributable to participants in the ESOP.

(4)
Includes 117,600 shares of common stock issuable upon the exercise of stock options and 49,057 shares of common stock held in trust by the ESOT and allocated to Mr. Atwood under the ESOP.

(5)
Includes 112,600 shares of common stock issuable upon the exercise of stock options and 30,000 shares held by the Thomas B. Simone and Shirley A. Simone 1990 Family Trust Agreement, as amended April 7, 1998, of which Mr. Simone and his wife are co-trustees.

(6)
Includes 90,300 shares of common stock issuable upon the exercise of stock options and 1,196 shares of common stock held in trust by the ESOT and allocated to Mr. Funk under the ESOP.

(7)
Includes 86,787 shares of common stock issuable upon the exercise of stock options.

(8)
Includes 62,787 shares of common stock issuable upon the exercise of stock options.

(9)
Includes 24,350 shares of common stock issuable upon the exercise of stock options, the equivalent of 349 shares of common stock allocated to Mr. Shamber under the 401(k) Plan's Stock Fund, and 1,441 shares of common stock held in trust by the ESOT and allocated to Mr. Shamber under the ESOP.

(10)
Includes 17,800 shares of common stock issuable upon the exercise of stock options, the equivalent of 7,166 shares of common stock allocated to Mr. Beaudry under the 401(k) Plan's Stock Fund, and 3,261 shares of common stock held in trust by the ESOT and allocated to Mr. Beaudry under the ESOP.

(11)
Includes 22,787 shares of common stock issuable upon the exercise of stock options and 2,000 shares of common stock held for the benefit of Mr. Cianciolo in an individual retirement account.

(12)
Consists of 17,787 shares of common stock issuable upon the exercise of stock options.

(13)
Consists of 6,833 shares of common stock issuable upon the exercise of stock options.

(14)
Includes 612,731 shares of common stock issuable upon the exercise of stock options, the equivalent of 15,182 shares of common stock allocated to executive officers under the 401(k) Plan's Stock Fund, and 59,177 shares of common stock held in trust by the ESOT and allocated to executive officers under the ESOP.

 CORPORATE GOVERNANCE

        We are committed to maintaining strong corporate governance practices and principles. We have closely monitored the recent developments relating to the corporate governance of public corporations and our Board of Directors has consulted with our legal counsel and independent registered public accounting firm to evaluate our current corporate governance and other practices in light of these developments. Our policies and practices reflect corporate governance initiatives that are compliant with the requirements of the Sarbanes-Oxley Act of 2002, SEC rules and regulations and the listing standards of the NASDAQ Stock Market ("NASDAQ"). For example:

  •
  The Board of Directors has adopted clear corporate governance principles, which were revised in August 2008, that outline the roles and responsibilities of the Board and Board committees and establish policies regarding governance matters such as Board meetings and communications, performance evaluations of the Board and our Chief Executive Officer, stock ownership guidelines, and director orientation and continuing education;

  •
  A majority of the members of our Board of Directors are independent, and the Board makes an affirmative determination regarding the independence of each director annually;

  •
  All members of the key Board committees—the Audit Committee, the Compensation Committee and the Nominating and Governance Committee—are independent;

  •
  The independent members of the Board of Directors meet regularly without the presence of management;

  •
  We have designated an independent director to serve as our "Lead Independent Director" to coordinate the activities of the other independent members of our Board of Directors;

  •
  We have a clear code of business conduct and ethics that applies to our principal executive officers and all members of our finance department, including our principal financial officer and principal accounting officer;

  •
  The charters of the committees of the Board of Directors clearly establish their respective roles and responsibilities; and

  •
  The Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters.

        In addition, our recently adopted corporate governance principles limit our independent directors to serving on no more than a total of four boards and limit our executive officers to serving on no more than a total of two boards, in each case, including our Board. Directors and executive officers must notify the Nominating and Governance Committee in advance of accepting an invitation to serve on another corporate board. Directors are also required to notify the Nominating and Governance Committee when their principal occupation or business association changes, at which point the Committee will evaluate the propriety of continued Board service.

        As discussed under "PROPOSAL 1—ELECTION OF DIRECTORS—Majority Vote Standard for Election of Directors," in September 2007, we amended our Bylaws to provide for a majority voting standard for uncontested elections of directors and our Board of Directors approved amendments to the Nominating and Governance Committee's charter to implement the majority voting standard for directors. The amendments to the Nominating and Governance Committee's charter establish the procedures for the Nominating and Governance Committee's deliberations regarding whether to accept an offer by a nominee for director to resign from the Board if that nominee has not been re-elected to the Board. A copy of the charter of the Nominating and Governance Committee is attached to this proxy statement as Appendix A.

        We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives. The corporate governance page can be found at www.unfi.com, by clicking on "Investors" and then on "Corporate Governance." Copies of our corporate governance principles and the charter of the Lead Independent Director can be found on the corporate governance page of our website.

        Please note that information contained on our website is not incorporated by reference in this proxy statement or considered to be part of this document.

Director Independence

        Our Board of Directors has determined that a majority of the members of our Board are "independent directors," as defined in rules governing the listing of our common stock on NASDAQ. For a director to be considered independent, the Board must affirmatively determine that the director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence, which questionnaires are reviewed by our Nominating and Governance Committee. The Board, upon the recommendations of the Nominating and Governance Committee, has determined that our independent directors are Mr. Barker, Mr. Cianciolo, Ms. Graham, Mr. Heffernan, Mr. Roy and Mr. Simone.

        All members of the Audit, Compensation and Nominating and Governance Committees of our Board must be independent directors under NASDAQ listing standards and, with respect to Audit Committee members, Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the SEC's rules thereunder. In addition, the charter of the Finance Committee of our Board of Directors requires that Committee to consist of not less than two independent directors. Each member of the Compensation Committee and each independent director on the Finance Committee must also be both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), in accordance with each Committee's respective charter.

Lead Independent Director

        The Board has created the position of Lead Independent Director. In accordance with the Lead Independent Director's charter, adopted by the Board in September 2008, the Lead Independent Director must be an independent director, and is responsible for coordinating the activities of the other independent directors and for performing such other duties and responsibilities as the Board may determine from time to time, including:

  •
  Serving as a liaison between the Chair of the Board, independent directors, and the President and Chief Executive Officer;

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  Leading the annual performance reviews of the Chair of the Board and the President and Chief Executive Officer, and leading the full Board in an annual review of the performance and effectiveness of the Board and its committees;

  •
  Recommending to the Board the membership of the various Board committees, as well as the selection of the chairs of such committees, and recommending to the Chair of the Board the retention of advisers and consultants who report directly to the Board;

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  Advising the Chair of the Board as to an appropriate schedule of and agenda for Board meetings and ensuring the Board's input into the agenda for Board meetings;

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  Advising the President and Chief Executive Officer as to the quality, quantity, and timeliness of the information submitted by our leadership that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties;

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  Assisting the Board, the Nominating and Governance Committee, and our officers in better ensuring compliance with and implementation of our corporate governance principles; and

  •
  Serving as the Chair for executive sessions of the Board's independent directors and acting as Chair of Board regular and special meetings when the Chair is unable to preside.

        A complete description of the duties of the Lead Independent Director is included in the charter of the Lead Independent Director, a copy of which can be found in the corporate governance section of our website at www.unfi.com.

Committees of the Board of Directors

        Our Board of Directors currently has four standing committees: the Compensation Committee, the Audit Committee, the Nominating and Governance Committee and the Finance Committee. Committee members and chairs are recommended to the Board by the Nominating and Governance Committee and appointed by the full Board.

         Compensation Committee.    The Compensation Committee is responsible for making recommendations concerning salaries and incentive compensation for employees and consultants, and administering and recommending grants of stock options pursuant to the 2002 Stock Incentive Plan and grants of restricted stock and other equity incentives pursuant to the 2004 Plan. The Compensation Committee's charter is available on our website, www.unfi.com. The Compensation Committee held eight meetings during fiscal 2008. The current members of the Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan, and Roy, each of whom is an independent director.

        In fiscal year 2008, the Compensation Committee retained Watson Wyatt Worldwide, Inc. ("Watson Wyatt"), a compensation consultant, to conduct a competitive compensation survey and analysis related to our named executive officers and certain other members of senior management. Watson Wyatt's engagement did not include performing any work for management or any other Board committee. Our survey group consisted of Core-Mark Holding Company, Inc., Dean Foods Company, Del Monte Foods Company, Green Mountain Coffee Roasters, Inc., The Hain Celestial Group, Inc., Nash Finch Company, NBTY, Inc., Performance Food Group Company, Inc., Perrigo Company, Ruddick Corporation, The J.M. Smucker Company, Spartan Stores, Inc., Whole Foods Market, Inc. and Wild Oats Markets, Inc.

         Audit Committee.    The Audit Committee is responsible for monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitoring the independence of our independent registered public accounting firm; and monitoring the performance of our independent registered public accounting firm, management and our internal audit department. Among the Audit Committee's duties are to review the results and scope of the audit and other services provided by our independent registered public accounting firm. The Audit Committee's charter is available on our website, www.unfi.com. The Audit Committee held seven meetings during fiscal 2008. The current members of the Audit Committee are Ms. Graham and Messrs. Barker, Cianciolo and Heffernan, each of whom is an independent director. The Board of Directors has determined that Joseph M. Cianciolo is an audit committee financial expert, as defined by the rules and regulations of the SEC.

         Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for developing, reviewing and recommending to the Board for adoption our corporate governance principles; identifying and nominating candidates for election to the Board; assessing and making recommendations to the Board regarding the size and composition of the Board and the size, composition, scope of authority, responsibilities and reporting obligations of each Board committee; and assisting the Board in conducting performance reviews of the Board and its committees and members. The Nominating and Governance Committee's charter was amended in September 2008 and is available on our website, www.unfi.com, and attached to this proxy statement as Appendix A. The Nominating and Governance Committee held five meetings during fiscal 2008. The current members of the Nominating and Governance Committee are Messrs. Barker, Cianciolo and Simone and Ms. Graham, each of whom is an independent director.

         Finance Committee.    The Finance Committee is responsible for overseeing, reviewing and making recommendations about our financial affairs and policies and evaluating merger and acquisition transactions and investment and financing transactions proposed by our management. The Finance Committee held four meetings during fiscal 2008. The current members of the Finance Committee are Messrs. Cianciolo, Funk, Heffernan, Roy and Simone, all of whom, other than Mr. Funk, are independent directors.

Board and Committee Meetings

        The Board of Directors met thirteen times and the independent directors met in executive session without the presence of management eleven times (in each case, including by telephone conference) during the fiscal year ended August 2, 2008. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. All of our directors attended last year's annual meeting either in person or by webcast.

 PROPOSAL 1—ELECTION OF DIRECTORS

Directors and Nominees for Director

        We have a classified Board of Directors currently consisting of two Class I directors (Joseph M. Cianciolo and Peter Roy), three Class II directors (Gordon D. Barker, Gail A. Graham and Thomas B. Simone), and three Class III directors (Michael S. Funk, James P. Heffernan and Steven L. Spinner). The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2009, 2010 and 2008, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

        The persons named in the enclosed proxy will vote to elect Michael S. Funk, James P. Heffernan and Steven L. Spinner as Class III directors, unless your proxy is marked otherwise. Messrs. Funk, Heffernan and Spinner are currently Class III directors.

        The Class III directors will be elected to hold office until the annual meeting of stockholders to be held in 2011 and until their successors are elected and qualified. Each nominee has indicated his or her willingness to serve, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe any of the nominees will be unable to serve if elected.

        For each member of the Board of Directors, including the nominees for election as Class III directors, there follows information given by each concerning his or her principal occupation and business experience for the past five years, the names of other publicly held companies of which he serves as a director and his or her age and length of service as a director:

Class/Name	Age	Position
Class I:
Joseph M. Cianciolo(1)(2)(4)	69	Director and Chair of the Audit Committee
Peter Roy(3)(4)	52	Director
Class II:
Gordon D. Barker(1)(2)(3)	62	Director and Chair of the Compensation Committee
Gail A. Graham(1)(2)(3)	57	Director
Thomas B. Simone(2)(4)	66	Vice Chair of the Board, Lead Independent Director and Chair of the Nominating and Governance Committee
Class III:
Michael S. Funk(4)	54	Chair of the Board
James P. Heffernan(1)(3)(4)	62	Director and Chair of the Finance Committee
Steven L. Spinner	48	President, Chief Executive Officer and Director

(1)
Member of the Audit Committee.

(2)
Member of the Nominating and Governance Committee.

(3)
Member of the Compensation Committee.

(4)
Member of the Finance Committee.

         Gordon D. Barker has served as a member of our Board of Directors since September 1999. Mr. Barker serves as the Chair of the Compensation Committee and as a member of the Audit Committee and the Nominating and Governance Committee. Mr. Barker has served as a contract Chief Executive Officer for QVL Pharmacy Holdings, Inc., a privately-held entity, since January 2005.

Mr. Barker served as President of Barker Holdings, LLC since January 2004. Mr. Barker served as Chief Executive Officer of Snyder's Drug Stores, Inc. from October 1999 to March 2004. Snyder's Drug Stores, Inc. filed for Chapter 11 bankruptcy in September 2003 and emerged from this filing in March 2004. Mr. Barker has served as the principal of Barker Enterprises, an investment and consultant firm, since January 1997.

         Joseph M. Cianciolo has served as a member of our Board of Directors since September 1999. Mr. Cianciolo serves as Chair of the Audit Committee and as a member of the Finance Committee and the Nominating and Governance Committee. Mr. Cianciolo served as the Managing Partner of KPMG LLP's, Providence, Rhode Island office, from June 1990 until June 1999. Mr. Cianciolo also serves on the Board of Directors of Nortek, Inc. and Eagle Bulk Shipping, Inc.

         Michael S. Funk has served as Chair of the Board since September 2008, a position which he also held from January 2003 to December 2003, and has been a member of our Board of Directors since February 1996. Mr. Funk served as our President and Chief Executive Officer from October 2005 to September 2008. Mr. Funk serves as a member of the Finance Committee. Mr. Funk also served as Vice Chair of our Board of Directors from February 1996 until December 2002, as our Chief Executive Officer from December 1999 until December 2002 and as our President from October 1996 until December 1999. From its inception in July 1976 until April 2001, Mr. Funk served as President of Mountain People's Warehouse, Inc., one of our wholly-owned subsidiaries. Mr. Funk is a nominee to serve as a Class III director.

         Gail A. Graham has served as a member of our Board of Directors since October 2002. Ms. Graham serves as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Ms. Graham has served as the General Manager of Mississippi Market Natural Foods Cooperative, a consumer owned and controlled cooperative in St. Paul, Minnesota, since October 1999. Ms. Graham served as Vice Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1994 until October 1998 and from November 2000 until October 2002. Ms. Graham served as the Chair of the Board of Directors of Blooming Prairie Cooperative Warehouse from November 1998 until October 2000. Ms. Graham resigned from the Board of Directors of Blooming Prairie Cooperative Warehouse in October 2002, concurrent with our purchase of the cooperative and her appointment to our Board of Directors.

         James P. Heffernan has served as a member of our Board of Directors since March 2000. Mr. Heffernan serves as Chair of the Finance Committee and as a member of the Audit Committee and the Compensation Committee. Mr. Heffernan has served as a Trustee for the New York Racing Association since November 1998. Mr. Heffernan served as a member of the Board of Directors of Columbia Gas System, Inc. from January 1993 until November 2000. Mr. Heffernan is a nominee to serve as a Class III director.

         Peter Roy has served as a member of our Board of Directors since June 2007. Mr. Roy is a member of the Compensation Committee and the Finance Committee. Mr. Roy is an entrepreneur and since 1999 has been a strategic advisor to North Castle Partners. In connection with his role as a strategic advisor to North Castle Partners, Mr. Roy served on the boards of Avalon Natural Products, Inc. and Naked Juice Company. Additionally, Mr. Roy currently serves on the board of directors of West Marine, Inc. From 1993 to 1998, Mr. Roy served as President of Whole Foods Market, Inc. and, for five years prior to that, served as President of that company's West Coast Region.

         Thomas B. Simone has served as the Vice Chair of the Board of Directors since September 2008 and as Lead Independent Director since December 2003. Mr. Simone served as the Chair of the Board of Directors from December 2005 to September 2008, as well as from December 1999 to December 2002, and as the Vice Chair of the Board of Directors from January 2003 to December 2005. He has been a member of the Board of Directors since October 1996. Mr. Simone is the Chair of the

Nominating and Governance Committee and is a member of the Finance Committee. Mr. Simone has served as Chairman, President and Chief Executive Officer of Simone & Associates, LLC and its predecessor company, each a natural and organic products and healthcare investment and consulting company, since April 1994.

         Steven L. Spinner has served as our President and Chief Executive Officer and as a member of our Board of Directors since September 2008. Prior to joining us in September 2008, Mr. Spinner served as a director and as Chief Executive Officer of Performance Food Group Company ("PFG") from October 2006 to May 2008, when PFG was acquired by affiliates of The Blackstone Group and Wellspring Capital Management. Mr. Spinner previously had served as PFG's President and Chief Operating Officer beginning in May 2005. Mr. Spinner served as PFG's Senior Vice President and Chief Executive Officer—Broadline Division from February 2002 to May 2005 and as PFG's Broadline Division President from August 2001 to February 2002. Mr. Spinner is a nominee to serve as a Class III director.

        For information relating to the shares of our common stock owned by each of our directors, see "Stock Ownership of Certain Beneficial Owners and Management."

Majority Vote Standard for Election of Directors.

        Our Bylaws require directors to be elected by a majority of the votes cast with respect to such director in uncontested elections (that is, the number of shares voted "for" a director must exceed the number of votes cast "against" that director). In a contested election (an election in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a "holdover director." However, under our Bylaws, any director who fails to be elected must offer to tender his or her resignation to the Board. The Nominating and Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Governance Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board's decision or the Nominating and Governance Committee's deliberations (if the director is a member of that Committee). If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a "holdover director." In 2008, all nominees for election as directors are currently serving on the Board.

Nomination of Directors

        The Nominating and Governance Committee reviews the qualifications of every person recommended as a nominee to our Board of Directors to determine whether the recommended nominees are qualified to serve on the Board. The Nominating and Governance Committee has adopted qualitative standards by which it determines if nominees are qualified to serve on our Board. The Nominating and Governance Committee evaluates recommended nominees in accordance with the following criteria:

  •
  Personal characteristics.  The Nominating and Governance Committee considers the personal characteristics of each nominee, including the nominee's integrity, accountability, ability to make informed judgments, financial literacy, professionalism and willingness to meaningfully contribute to the Board (including by possessing the ability to communicate persuasively and address difficult issues). In addition, the Committee evaluates whether the nominee's previous experience reflects a willingness to establish and meet high standards of performance, both for him or herself and for others.

  •
  Core Competencies.  The Nominating and Governance Committee considers whether the nominee's knowledge and experience would contribute to the Board's achievement of certain core competencies. The Committee believes that the Board, as a whole, should possess competencies in accounting and finance, business judgment, management best practices, crisis response, industry knowledge, leadership, strategy and vision.

  •
  Board Independence.  The Nominating and Governance Committee considers whether the nominee would qualify as "independent" under SEC rules and NASDAQ listing standards.

  •
  Director Commitment.  The Nominating and Governance Committee expects that each of our directors will prepare for and actively participate in Board and committee meetings, provide advice and counsel to our management, develop a broad knowledge of our business and industry and, with respect to an incumbent director, maintain the expertise that led the Committee to initially select the director as a nominee. The Committee evaluates each nominee on his or her ability to provide this level of commitment if elected to the Board.

  •
  Additional Considerations.  Each nominee also is evaluated based on the overall needs of the Board and the diversity of experience he or she can bring to the Board, whether in terms of specialized knowledge, skills or expertise.

        Following this evaluation, the Nominating and Governance Committee will make recommendations for membership on the Board of Directors and review such recommendations with the Board of Directors, which will decide whether to invite the candidate to be a nominee for election to the Board of Directors.

        For a stockholder to submit a candidate for the consideration of the Nominating and Governance Committee, the stockholder must notify our corporate secretary. To make a recommendation for director nomination in advance of the next annual meeting, a stockholder must notify our corporate secretary not less than 60 days nor more than 90 days prior to the 2009 Annual Meeting of Stockholders; provided that in the event that less than 70 days notice or prior public disclosure of the date of the 2009 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The notice must include the information specified in our Bylaws, including the following: (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of our shares which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares which are beneficially owned by such stockholder. We may require any proposed nominee to furnish such other information as may be reasonably required by the Nominating and Governance Committee to determine the eligibility of such proposed nominee to serve as a member of the Board of Directors.

Notices should be sent to:

Mr. Daniel V. Atwood, Secretary
United Natural Foods, Inc.
260 Lake Road, P.O. Box 999
Dayville, CT 06241-0999

Communication with the Board of Directors

        Our stockholders may communicate directly with our Board of Directors. All communications should be in written form and directed to our corporate secretary at the following address:

Mr. Daniel V. Atwood, Secretary
United Natural Foods, Inc.
260 Lake Road, P.O. Box 999
Dayville, CT 06241-0999

        Communications should be enclosed in a sealed envelope that prominently indicates that it is intended for the Board of Directors. Each communication intended for the Board of Directors and received by the corporate secretary that is related to our operation and is relevant to a specific director's service on the Board of Directors will be forwarded to the specified party following its clearance through normal review and appropriate security procedures.

Non-employee Director Compensation

        Each year, our Board of Directors and the Compensation Committee of the Board review and determine compensation for our non-employee directors. The Compensation Committee and our Board believe that compensation should fairly compensate non-employee directors for work required in a company of our size and scope and that compensation should align the non-employee directors' interests with the long-term interest of our stockholders. Our non-employee director stock ownership guidelines, which are discussed in greater detail below, also are designed to align the interests of our non-employee directors with those of our stockholders. Employee directors do not receive any compensation for their Board service.

        The components of our non-employee director compensation are cash fees and awards of stock options and, in recent years, shares of restricted common stock. However, our Board of Directors and Compensation Committee have determined, for fiscal year 2008 and future years, that our non-employee directors' equity-based awards should consist of a mix of stock options and restricted stock units, rather than a mix of stock options and shares of restricted stock. The Board of Directors and the Compensation Committee determined that non-employee directors' equity-based awards should include restricted stock units, rather than shares of restricted stock, in order to ease the administrative burden on our associates responsible for administering our equity plans. The change was not intended to, and did not, increase or decrease the number of shares of our common stock covered by equity-based awards granted to our non-employee directors in fiscal year 2008 compared to fiscal year 2007.

Fees

        During fiscal year 2008, each non-employee director received $2,200 for attendance at each meeting of the Board of Directors and $1,100 for attendance at each telephonic meeting of the Board of Directors. Each member of the Compensation, Finance and Nominating and Governance Committees of the Board of Directors received $1,100 for attendance at each meeting of the applicable committee. Members of the Audit Committee of the Board of Directors received $1,700 for attendance at each meeting of the Audit Committee. Additionally, the chairs of the Compensation, Finance and Nominating and Governance Committees each received an annual retainer of $8,000. The chair of the Audit Committee received an annual retainer of $15,000. Each director was reimbursed for expenses incurred in connection with his or her attendance at meetings of the Board of Directors and its committees. Additionally, the Lead Independent Director received an annual retainer of $75,000 and each other non-employee director received an annual retainer of $30,000.

Stock Options and Restricted Stock Units

        In the fiscal year ended August 2, 2008, our non-employee directors, other than our Lead Independent Director, received an annual grant of (i) an option to purchase 2,660 shares of common stock and (ii) 3,192 restricted stock units for their participation on the Board of Directors. One-third of the annual grant vested immediately, and the remaining two-thirds vest in equal annual installments over a two-year period from the date of grant. The options have an exercise price equal to the closing price of our common stock on NASDAQ on the grant date. The Lead Independent Director did not receive a stock option grant and instead received an annual grant of 9,000 restricted stock units, with a vesting schedule consistent with the vesting of the restricted stock unit grants to other non-employee directors.

Deferred Compensation

        Our non-employee directors are eligible to participate in the United Natural Foods Deferred Compensation Plan and the United Natural Foods Deferred Stock Plan (collectively the "Deferral Plans"). The Deferral Plans are nonqualified deferred compensation plans which are administered by the Compensation Committee. Under the Deferred Compensation Plan, each non-employee director participant may elect to defer a minimum of $1,000 and a maximum of 100% of the director fees earned by such participant in a calendar year. Under the Deferred Stock Plan, each non-employee director participant may elect to defer between 0% and 100% of such director's compensation from restricted stock awards. Four of our non-employee directors elected to participate in the Deferral Plans for fiscal 2008.

        The Deferral Plans were established to provide participants with the opportunity to defer the receipt of all or a portion of their compensation, including grants of restricted stock. Under the Deferral Plans, only the payment of the compensation earned by each such participant is deferred and there is no deferral of the expense in our financial statements related to the participants' earnings; the Company records the related compensation expense in the year in which the compensation is earned by the participants.

        For fiscal year 2008, participants' deferrals under the Deferred Compensation Plan earned interest at the overnight national five-year deposit rate, as reported by bankrate.com (as captured on the first and last business date of each quarter and averaged) plus 3%. The value of equity-based awards deferred under the Deferred Stock Plan is based upon the performance of our common stock.

        The following table summarizes the 2008 compensation provided to all persons who served as non-employee directors during our fiscal year 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation	Total($)
Gordon D. Barker	$80,700	$102,943	$24,182	$—	$207,825
Joseph M. Cianciolo	$84,400	$102,943	$24,182	$—	$211,525
Gail A. Graham	$71,600	$102,943	$24,182	$—	$198,725
James P. Heffernan	$81,800	$102,943	$24,182	$—	$208,925
Peter Roy	$60,800	$95,470	$22,113	$—	$178,383
Thomas B. Simone	$117,100	$290,246	$—	$—	$407,346

(1)
This column reports the amount of cash compensation earned in fiscal 2008 for Board and committee service.

(2)
This column represents the dollar amount recognized by us for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of restricted stock and restricted stock units granted in fiscal 2008 as well as in prior fiscal years in accordance with SFAS 123(R). Fair value is initially calculated using the closing price of United Natural Foods' common stock on the date of grant. The following directors had outstanding restricted stock awards and restricted stock unit awards at August 2, 2008: Mr. Barker, Mr. Cianciolo, Ms. Graham, Mr. Heffernan (3,192 shares each), Mr. Roy (3,728 shares) and Mr. Simone (9,000 shares). Ms. Graham and Messrs. Barker, Cianciolo, Heffernan and Roy were each granted an award of 3,192 restricted stock units on December 6, 2007, each with a grant date fair value of $90,397. Mr. Simone was granted an award of 9,000 restricted stock units on December 6, 2007 with a grant date fair value of $254,880.

(3)
This column represents the dollar amount recognized by us for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of stock options granted in fiscal 2008 as well as in prior fiscal years. The fair value was estimated using the Black-Scholes option pricing model in accordance with SFAS 123(R). The fair value of each stock option granted to all non-employee directors on December 6, 2007 was $7.35 per share, based on assumptions of 3.0 years expected life, expected volatility of 32.7%, expected dividend yield of 0.0%, and a risk free rate of 3.03%. The grant date fair value of stock options granted to each of Ms. Graham and Messrs. Barker, Cianciolo, Heffernan and Roy during fiscal 2008 was $19,541. At August 2, 2008, the number of shares of common stock underlying the outstanding option awards held by our non-employee directors was as follows: Mr. Barker (85,280 shares), Mr. Cianciolo (21,280 shares), Ms. Graham (16,280 shares), Mr. Heffernan (61,280 shares), Mr. Roy (6,660 shares) and Mr. Simone (106,600 shares).

Stock Ownership Requirement

        All non-employee directors are required to hold shares of stock in the Company in an amount that is determined in accordance with a formula based upon the compensation expense recorded by the Company in connection with annual equity grants to our non-employee directors. We make grants of restricted stock and restricted stock units under our 2004 Plan and stock option grants under our 2002 Stock Incentive Plan. The minimum share ownership level for each non-employee director is equal to 50% of the number of shares that would have been covered by a stock option grant under the 2002 Stock Incentive Plan with an equal compensation expense to that of the director's combined equity grants under the 2004 Plan and the 2002 Stock Incentive Plan for the prior fiscal year. Non-employee directors who served on the Board in or prior to fiscal 2004, when this requirement was instituted by the Board, were required to attain this level of stock ownership within three years. Non-employee directors who were elected or appointed to the Board after fiscal 2004 are required to attain this level of stock ownership within five years following their election or appointment to the Board. In either case, once attained, each non-employee director is required to maintain this level of stock ownership for as long as the director serves on the Board.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

        Our executive compensation program for the executive officers listed in the summary compensation table included in this proxy statement (the "Named Executive Officers") is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to motivate our executive talent, to reward those individuals fairly over time and to retain those individuals who continue to perform at or above the levels that are deemed necessary to ensure our success. The program is also designed to reinforce a sense of ownership in the Company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate and individual performance metrics. In applying these principles we seek to integrate compensation programs with our short and long-term strategic plans and to align the interests of the Named Executive Officers with the long-term interests of stockholders through equity award opportunities.

Administration of our Compensation Program

        The compensation program for our Named Executive Officers is administered by the Compensation Committee and is reviewed on an annual basis to ensure that remuneration levels and benefits adequately incentivize our Named Executive Officers to perform at high levels, are competitive with compensation provided to similarly situated executive officers of companies with which we compete for executive talent, are reasonable in light of our corporate performance and continue to achieve the goals described under "Compensation Philosophy" above. The components of our compensation program are (a) base compensation or salary; (b) discretionary annual bonus; (c) the grant of equity awards in the form of stock options, shares of restricted stock and restricted stock units; and (d) other compensation and employee benefits generally available to all of our employees.

        In fiscal 2008, our Compensation Committee used the competitive compensation analysis prepared for it by Watson Wyatt in order to determine whether our compensation practices were competitive with those of our peer companies. Companies in our survey group included Core-Mark Holding Company, Inc., Dean Foods Company, Del Monte Foods Company, Green Mountain Coffee Roasters, Inc., The Hain Celestial Group, Inc., Nash Finch Company, NBTY, Inc., Performance Food Group Company, Inc., Perrigo Company, Ruddick Corporation, The J.M. Smucker Company, Spartan Stores, Inc., Whole Foods Market, Inc. and Wild Oats Markets, Inc. (the "Comparison Group"). Although we did not set compensation levels for our Named Executive Officers based solely on benchmarking, we did seek to provide salary, incentive compensation opportunities and employee benefits that are competitive within the natural products industry as well as the retail and wholesale industries, and within the geographic labor markets in which we compete for executive talent. Based on the analysis performed by Watson Wyatt in fiscal year 2008, our Named Executive Officers' total compensation generally was at or below the median total compensation within the Comparison Group, through 2008.

Determining Named Executive Officer Compensation

        We view the four components of our compensation program as related because they are each designed to achieve the goals of our compensation philosophy. However, we believe the attainment by a Named Executive Officer of a significant amount of compensation from one component of compensation should not negate or reduce compensation from other components if relevant performance goals have been met. We determine the appropriate level for each compensation component based on a number of factors, including survey data regarding compensation practices of companies with whom we believe we compete for executive talent; our recruiting and retention goals; our corporate performance, measured primarily by (a) earnings per diluted share for our President and

Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, and (b) operating income as a percentage of net sales for our other executive officers; our view of internal equity and consistency in the compensation of similarly situated employees within the Company; and attainment by the Named Executive Officers of individual performance goals.

        We believe that, generally, our Named Executive Officers' total compensation should be targeted in the second quartile (i.e. 26% to 50%) of the range for officers in like positions with similar responsibilities in the Comparison Group companies. Our Compensation Committee has not adopted any formal policies or guidelines for allocating compensation between short-term and long-term compensation or, with respect to short-term compensation, between cash and non-cash compensation. Our Compensation Committee's philosophy, generally, is that cash compensation should comprise a portion of the Named Executive Officers' total compensation that is competitive with our peer companies. However, if the portion of our Named Executive Officers' total compensation comprised of cash compensation were to be significantly greater or less than the portion of the total compensation paid to executives with similar responsibilities in the Comparison Group companies comprised of cash compensation, our Compensation Committee would have the discretion to adjust either the cash or equity portion of our Named Executive Officers' total compensation or maintain this discrepancy based on factors it determines relevant at that time. As a result, equity-based compensation as a percentage of total compensation may fluctuate from year to year based on market conditions at the time of the equity awards.

        In recent years, including in fiscal year 2008, our Compensation Committee has determined that cash compensation should comprise approximately 50% to 75% of our Named Executive Officer's total target compensation. For fiscal year 2008, cash compensation as a percentage of total compensation shown in the Summary Compensation Table, was approximately 51.1% for Mr. Funk; 59.8% for Mr. Shamber; 65.2% for Mr. Antonelli; 59.4% for Mr. Atwood and 68.4% for Mr. Beaudry.

        The Compensation Committee also believes that a significant portion of the Named Executive Officers' compensation should consist of equity-based grants in order to align our Named Executive Officers' interests with those of our stockholders. Through the equity-based portion of our compensation program, the Named Executive Officers are rewarded with compensation levels that are above the median of the Comparison Group only to the extent that they deliver above average performance for our stockholders over time.

        We believe that this philosophy regarding the overall mix of cash and equity-based compensation ensures that the Named Executive Officers' total compensation is not less than total compensation of the lowest quartile of Comparison Group companies in the event that the Company's stock does not perform as well as expected and offers the opportunity for our Named Executive Officers' total compensation to exceed the median if our stock performs well.

Role of Management in Executive Compensation

        Our President and Chief Executive Officer and our Chief Financial Officer provide the Compensation Committee with an assessment of the performance of the Company and of other executive officers, and make recommendations for the compensation of other executive officers based on our corporate performance. Our President and Chief Executive Officer and our Chief Financial Officer also provide input on one another's individual performance. Specifically, in the process of setting fiscal year 2008 target compensation levels for our Named Executive Officers, Mr. Funk, who then served as our President and Chief Executive Officer, and Mr. Shamber, our Chief Financial Officer, proposed to the Compensation Committee that our President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer's compensation levels be based, in part, on our achievement of a target earnings per diluted share of common stock and that our other Named Executive Officer's compensation levels be based, in part, on their respective division's achievement of a target operating income as a percentage of net sales. The Compensation Committee used this information as well as qualitative factors such as leadership and management skills, to determine the percentage of target bonuses to be obtained by each Named Executive Officer as well as year over year increases in overall compensation levels. The Compensation Committee believes that this measure of earnings per diluted share of common stock is an appropriate measure of the Company's performance and that it is meaningful in determining compensation because this measurement is consistent with stockholders' analysis of the Company's performance. The Compensation Committee believes that an operating income as a percentage of net sales measure is an appropriate criteria on which to base the compensation of our Named Executive Officers other than our President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, because these officers are directly responsible for the performance of specific business divisions, rather than the Company as a whole. The Compensation Committee makes all decisions with respect to the compensation of our Chief Executive Officer and other executive officers. No executive officer makes any decision on any element of his or her own compensation.

Tax Deductibility of Compensation

        We attempt to ensure that both cash and equity components of the Named Executive Officers' total compensation are tax deductible for the Company, to the maximum extent possible, by the use of stockholder-approved plans that are intended to comply, to the extent practicable, with Section 162(m) of the Code. However, our cash-based incentive plan is not stockholder approved and therefore an award made under that plan to our Chief Executive Officer or any of our other four highest paid executive officers would not be deductible by the Company to the extent that the officer's total compensation for the fiscal year in which the award was made exceeded $1,000,000. The Compensation Committee will continue to review and evaluate, as necessary, the impact of Section 162(m) on our executive compensation programs.

Components of our Compensation Program

        Our Named Executive Officer compensation program currently has four primary components: (a) base compensation or salary; (b) discretionary annual bonus; (c) the grant of equity awards in the form of stock options, shares of restricted stock and restricted stock units; and (d) other compensation (including perquisites) and employee benefits generally available to all of our employees, such as participation in the Company's 401(k) plan and ESOP.

Base Salary

        Base salaries for our Named Executive Officers, other than for our President and Chief Executive Officer, are established based on the scope of their respective responsibilities, taking into account competitive market compensation paid by other companies for individuals in similar positions. The Compensation Committee used the results of Wyatt Watson's 2008 compensation survey as one of the factors on which it based compensation decisions on this survey for fiscal 2008. The Comparison Group was chosen because of a number of factors, including geographic location, position in the natural products industry or related industries, market capitalization and revenues. Generally, in line with our compensation philosophy, we believe that Named Executive Officers' base salaries should be targeted in the second quartile (i.e. 26% to 50%) of the range for officers in like positions with similar responsibilities in the Comparison Group companies. Adjustments to this target are made based on experience, time in a specific position and service to the Company. We fix Named Executive Officer base compensation at levels which we believe enable us to hire and retain individuals in a competitive environment and to reward satisfactory performance, based upon prior contributions to our overall business goals. Base salaries are generally reviewed annually, but may be adjusted from time to time to realign salaries with market levels, taking into account the Named Executive Officer's responsibilities, performance and experience. In reviewing base salaries, we consider several factors, including cost of living increases, levels of responsibility, experience, a comparison to base salaries paid for comparable positions by companies in our Comparison Group, as well as our own base salaries for other executives, and achievement of corporate and individual performance goals. The annual review for each fiscal year usually occurs in the first quarter of that fiscal year.

        Base salaries for our Named Executive Officers, other than Mr. Funk, increased in fiscal 2008 from salaries paid for fiscal 2007. Mr. Funk's base salary remained the same in fiscal 2008 as in fiscal 2007. Generally, the increases in base salaries were the result of the individual's and Company's performance in 2007.

Discretionary Bonus

        We provide incentive compensation to our Named Executive Officers in the form of cash bonuses based on individual and Company-wide financial and operational performance and/or results, consistent with our emphasis on maintaining a pay-for-performance incentive program. We generally utilize cash bonuses to reward performance achievements for the time horizon of one year or less. The factors considered by the Compensation Committee in setting cash bonus amounts vary depending on the individual executive, but relate generally to strategic factors such as sales, operating performance, operating margins and profitability. For fiscal year 2008, bonus amounts were determined based upon:

  •
  the Compensation Committee's review of a measure based on (a) operating income as a percentage of net sales adjusted for certain specific exclusions, such as losses on sales of facilities, losses on reclassification of facilities to held-for-sale, lease termination expenses, start-up costs related to significant new business, and other events that are considered non-recurring, either for a specific division or the Company as a whole, as appropriate for the particular Named Executive Officer, or (b) earnings per diluted share of common stock , which was based on a target diluted earnings per share of $1.45 and a maximum earn-out target diluted earnings per share of $1.50; and

  •
  the Compensation Committee's consideration of other factors applicable to each Named Executive Officer, for example, how Company activities in the fiscal year, including the opening of new facilities within a region or the impact of acquisitions, may have affected operating income as a percentage of net sales.

        With respect to Company-based performance goals, the Compensation Committee believes that measures based on diluted earnings per share of common stock and operating income as a percentage of net sales, whether for a specific division or the Company as a whole, are appropriate measures our performance and that it is meaningful in determining compensation because these measurements are consistent with our stockholders' analysis of our current and potential long-term results. For fiscal year 2008, the performance of our President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer was measured by comparing the Company's actual diluted earnings per share for fiscal year 2008 against the target diluted earnings per share of $1.45. The performance of each of our other Named Executive Officers was measured based on the performance of his operating division relative to our target operating income as a percentage of net sales for that division. We believe that these performance goals are not easily attainable by our Named Executive Officers and that the performance goals appropriately incentivize our Named Executive Officers to help grow our Company and build value for our stockholders.

        The targeted bonus amounts for our Named Executive Officers are determined as a percentage of base salary, generally 25% to 50%. We believe that bonus amounts that range between 25% and 50% of our Named Executive Officers' base salaries are appropriate given our philosophy that our Named Executive Officers' total cash compensation should comprise approximately 50% to 75% of their total compensation and that a significant portion of that cash compensation be paid based on performance.

As described below, the payment of all or any portion of the targeted bonus amounts is within the discretion of the Compensation Committee, based on its analysis of the factors described above. Mr. Funk, our President and Chief Executive Officer during 2008, does not receive an annual cash bonus, but instead may receive a grant of restricted stock as discussed under "Long-term Incentive Program," below.

        For each other Named Executive Officer, the actual amount of the annual cash bonus is determined and paid in two installments. In the third quarter of each fiscal year, the Compensation Committee reviews each Named Executive Officer's individual performance and contribution to our strategic goals relative to the performance goals described above for the first two quarters of the fiscal year. Based on the outcome of that review, the Compensation Committee determines whether and to what extent the Named Executive Officer is entitled to receive up to 50% of his or her targeted annual cash bonus amount. The Compensation Committee cannot award any Named Executive Officer more than 50% of his or her targeted annual bonus amount at that time. Once the amount of the initial portion of the annual award is determined, the Company pays that amount to the Named Executive Officer. In the first quarter of the fiscal year following the fiscal year in which the bonus is earned by the Named Executive Officer, the Compensation Committee reviews the performance of the Named Executive Officer during the third and fourth quarters of the prior fiscal year relative to the performance goals described above. Based on the outcome of that review, the Compensation Committee determines whether and to what extent the Named Executive Officer is entitled to receive a cash bonus of up to the amount of his or her targeted bonus amount remaining after the bonus payment made in the third quarter. The Compensation Committee cannot award a Named Executive Officer an aggregate annual cash bonus that exceeds the Named Executive Officer's targeted bonus amount for a fiscal year. Once the amount of this portion of the annual award is determined, the Company pays that amount to the Named Executive Officer. The Compensation Committee cannot recoup from a Named Executive Officer the amount of any bonus paid in the first semi-annual installment if his or her performance declines in the second half of the fiscal year, but can award a Named Executive Officer a larger portion of the targeted cash bonus than is allocated to the second half of the year (provided that the aggregate annual cash bonus payout for the Named Executive Officer does not exceed 100% of the targeted cash bonus amount for that year).

        Other than Mr. Funk, who does not receive an annual cash bonus, and Mr. Beaudry, who received 95% of his targeted cash bonus, each of our Named Executive Officers received 0% of his targeted annual cash bonus amounts for fiscal 2008. The decision not to pay any targeted annual cash bonuses (other than Mr. Beaudry's bonus) was due to lower than expected Company performance. Mr. Beaudry received 95% of his targeted cash bonus based on the operating results of our Eastern Region, which were slightly lower than expected, but still met certain targets established by the Compensation Committee. Mr. Beaudry's cash bonus decreased for fiscal year 2008 from that paid for fiscal year 2007 as a result of an adjustment in Mr. Beaudry's base salary following the Compensation Committee's determination that Mr. Beaudry's base salary was lower than that of officers of Comparison Group companies performing similar functions, combined with slightly lower than expected performance by our Eastern Region.

Long-term Incentive Program

        We believe that long-term Company performance is aided by a culture that encourages superior performance by our Named Executive Officers, and that equity awards encourage and appropriately reward such superior performance. We have established our equity award plans in order to provide our Named Executive Officers with incentives to further align their interests with the interests of the stockholders.

        In recent years, our equity-based awards historically have consisted of a mix of stock options and shares of restricted stock. However, our Compensation Committee has determined that, for fiscal year

2008 and future years, equity-based awards should consist of a mix of stock options and restricted stock units, rather than a mix of stock options and shares of restricted stock. This change was made in order to ease the administrative burden on our associates responsible for administering our equity plans. The change was not intended to, and did not, increase or decrease the number of shares of our common stock covered by equity-based awards our Named Executive Officers were eligible to receive in fiscal year 2008 compared to fiscal year 2007.

        In the past, equity-based awards were granted annually in December to our executive officers, including our Named Executive Officers, and generally vest in equal amounts over four years. Beginning in fiscal 2009, these annual grants will be made in September. Stock options are granted at an option price equal to the fair market value of our common stock on the date of grant and will only have value if our common stock price increases. The Compensation Committee reviews and approves equity-based awards to our Named Executive Officers based upon consideration of competitive compensation data, retention considerations, its assessment of individual performance, a review of each Named Executive Officer's long-term incentives, equity compensation as a percentage of total compensation, the executive's position within the Company and certain other relevant considerations, including the historical performance of the executive. With respect to the executive's position within the Company, we assign guideline ranges of equity award levels to particular positions within the Company. The Compensation Committee may disregard these guideline ranges upon a determination that the other factors listed above should result in an equity award that exceeds or is less than the specified range for a Named Executive Officer's position within the Company, although it has never done so. The Compensation Committee also considers equity compensation as a percentage of total compensation in determining the amount of equity awards.

        We also have a policy that requires our executive officers, including our Named Executive Officers, and senior officers to hold shares of stock in the Company in an amount that is determined in accordance with the same formula described above under "Non-employee Director Compensation—Stock Ownership Requirement," except that each Named Executive Officer's minimum share ownership level is based on equity grants made to such Named Executive Officer. The executive officers must maintain the minimum share holdings for as long as they are employed by the Company. Executive officers, including Named Executive Officers, who served as executive officers in or prior to fiscal year 2004, when this requirement was instituted, were required to attain this level of stock ownership within three years. Executive officers, including Named Executive Officers, who were hired after fiscal year 2004, are required to attain this level of stock ownership within five years following their appointment as an executive officer.

        For fiscal year 2008, we granted our Named Executive Officers stock options and restricted stock units that, in the aggregate, covered the same number of shares of our common stock that were covered by equity grants in fiscal year 2007. In leaving unchanged from 2007 levels the number of shares covered by equity-based grants in 2008, the Compensation Committee determined that the retention functions served by the awards outweighed other considerations, such as the Company's overall performance during fiscal year 2008, that might otherwise cause the Compensation Committee to reduce the number of shares covered by equity-based grants for fiscal year 2008. Year-over-year, the value of these awards to the Named Executive Officers and the compensation expense incurred by us decreased due to decreases in our common stock price and, with respect to the compensation expense incurred by us, other assumptions used within the Black-Scholes model used for option pricing.

Other Compensation

        Our Named Executive Officers are eligible for the same level and offering of benefits that we make available to other employees, including our ESOP, 401(k) plan, health care plan, life insurance plans, and other welfare benefit programs. In addition to the standard benefits offered to all employees, our Named Executive Officers are eligible to participate in the Deferral Plans. For a description of the Deferral Plans, see "Nonqualified Deferred Compensation" below.

        We do not have any defined benefit pension or retirement plans available to our Named Executive Officers.

Perquisites and Other Benefits

        The Company provides Named Executive Officers with perquisites and other benefits that we believe are reasonable and consistent with our overall executive compensation program. The costs of these benefits constitute only a small portion of each Named Executive Officer's total compensation and include Company contributions to our defined contribution plan, automobile allowances and payment of fees for relocation. We offer perquisites and other benefits that we believe to be competitive with benefits offered by companies with whom we compete for talent for purposes of recruitment and retention.

Employment Agreements

        We are not a party to any currently effective employment agreement with any of our Named Executive Officers. We believe that, generally, employment agreements are not currently necessary in order to attract and retain talented personnel. However, due to the ever-changing marketplace in which we compete for talent, this practice is regularly reviewed by the Compensation Committee to help ensure that we remain competitive in our industry. For example, we entered into an offer letter with Steven L. Spinner, our current President and Chief Executive Officer, that sets forth certain terms of Mr. Spinner's employment with us. We may enter into employment agreements with executive officers in the future if the Compensation Committee determines that such arrangements are in our best interest at that time.

Severance Agreements

        We have entered into severance agreements with all of our Named Executive Officers. The severance agreements require us to pay to the executive his base salary in effect as of the termination date of the executive's employment with us and provide certain medical benefits for a period of one year following either the termination of the executive officer for a reason other than cause, death or disability, or a resignation by the executive officer for good reason. In addition, in the event of either a termination of the executive officer for a reason other than cause, death or disability or a resignation by the executive officer for good reason within one year of a change in control (as such term is defined in the agreement), the executive officer shall be entitled to the severance payments and medical benefits provided in the previous sentence, acceleration and full vesting of all unvested stock options and restricted stock grants made to the executive officer, and the full vesting of the executive officer's account under our ESOP. In addition, the severance agreements include confidentiality, non-competition and intellectual property assignment provisions.

        Participants in our Deferral Plans who terminate their employment with us due to retirement will be paid their Deferral Plan balances in a lump sum or in installments over a pre-determined period of time. Participants who terminate their employment with us due to disability will be paid their Deferral Plan balances in a lump sum within 60 days after they become disabled. Beneficiaries of participants who die before receiving their Plan benefits will receive a lump sum payment within 60 days after the Compensation Committee is provided with proof of death. Participants who terminate their employment with us for any other reason will receive payment of their Deferral Plan balances in a lump sum, within sixty days after either (a) the six-month anniversary of the date on which the participant's employment with us terminates, if the participant is a "key employee" under the Deferral

Plans or (b) the date on which the participant's employment with us terminates, for all other participants.

CEO Compensation

        Mr. Funk was hired as President and Chief Executive Officer in October 2005. Mr. Funk's base compensation was set at $700,000 for fiscal year 2006, which was consistent with compensation for our previous Chief Executive Officer and was maintained at that level for fiscal year 2008. This base salary was set based on comparative data from a survey performed for us by Pearl Meyer and Partners in 2004. Mr. Funk declined a pay increase for fiscal year 2008 and does not receive a cash bonus. In addition, consistent with fiscal year 2007, Mr. Funk did not receive a bonus for the fiscal year ended August 2, 2008, as he did for the fiscal year ended July 29, 2006, as a result of Mr. Funk's preference not to receive such a bonus and the Compensation Committee's determination that the Company did not perform as well as expected in fiscal year 2008. Mr. Funk, who resigned effective September 16, 2008 in connection with our hiring Steven L. Spinner as our new President and Chief Executive Officer, did not have an employment agreement with the Company while he served as President and Chief Executive Officer.

Timing of Equity Grants

        In fiscal year 2008, annual equity awards were granted on the date of the Annual Meeting of Stockholders upon approval by the Board of Directors. Non-employee directors, executive officers, including our Named Executive Officers, and key management employees may also receive discretionary equity grants on their respective dates of appointment, hire or promotion. We did not have a program during fiscal year 2008 to select option grant dates for our non-employee directors, executive officers and key management employees in coordination with the release of material non-public information. None of management, the Board of Directors, or the Compensation Committee have in the past or plan in the future to time the release of material non-public information for the purpose of affecting the value and amount of equity incentive awards.

Potential Impact on Compensation from Executive Misconduct

        If the Board determines that a Named Executive Officer has engaged in fraudulent or intentional misconduct, the Board will take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limitation, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the our financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the Named Executive Officer that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Report of the Compensation Committee

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to our

Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company's Annual Report on Form 10-K for the year ended August 2, 2008.

Gordon D. Barker, Chair Gail A. Graham James P. Heffernan Peter Roy

The foregoing Report of the Compensation Committee shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The Report of the Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, regardless of any general incorporation language in such filing.

Summary Compensation Table

        The following table sets forth for each of the Named Executive Officers: (i) the dollar value of base salary and bonus earned during the fiscal year ended August 2, 2008; (ii) the aggregate compensation expense recorded by the Company during fiscal 2008 related to all restricted stock and stock option awards; (iii) the change in pension value and non-qualified deferred compensation earnings during the year; (iv) all other compensation for the year; and (v) the dollar value of total compensation for the year.

Name and Principal Position	Year	Salary(3)	Bonus(3)		Stock Awards(4)	Option Awards(4)	Nonqualified Deferred Compensation Earnings(5)		All Other Compensation		Total

Michael S. Funk(1) Chief Executive Officer and President	2008 2007	$713,462 700,000	$	— —	$588,567 371,391	$85,347 124,903	$	— —	$9,450 9,100		$1,396,826 1,205,393

Mark E. Shamber Vice President, Chief Financial Officer and Treasurer	2008 2007	302,712 241,606		— 78,750	150,659 93,955	45,640 86,870		1,461 1,251	5,833 8,641		506,305 511,072

Richard Antonelli(2) Executive Vice President, Chief Operating Officer and President of United Distribution	2008 2007	484,135 388,462		— 157,500	169,161 103,002	72,677 155,676		1,282 48	15,623 22,621	(6) (6)	742,878 827,308

Daniel V. Atwood Executive Vice President, Chief Marketing Officer, President of Blue Marble Brands and Secretary	2008 2007	369,981 273,654		— 96,250	169,161 103,002	66,504 109,576		337 13	16,473 15,400	(6) (6)	622,456 597,895

Michael Beaudry President of Eastern Region	2008 2007	356,527 266,346		83,078 132,500	144,983 88,291	49,801 80,932		— —	7,985 8,865		642,374 576,934

(1)
Mr. Funk became Chair of the Board on September 16, 2008 when the Company appointed Steven L. Spinner President and Chief Executive Officer.

(2)
On August 8, 2008, we announced the retirement of Mr. Antonelli as Executive Vice President, Chief Operating Officer and President of Distribution, effective August 12, 2008.

(3)
Reflects compensation earned by the Named Executive Officers. Fiscal year 2008 was a 53-week year while fiscal year 2007 was a 52 week year, which resulted in our Named Executive Officers receiving compensation for one extra week in fiscal year 2008 compared to fiscal year 2007. See the Nonqualified Deferred Compensation Table.

(4)
Represents the current year unaudited compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), Share-Based Payment ("SFAS No. 123R"), excluding any impact of assumed forfeiture rates. Refer to footnote 3 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended August 2, 2008 for a discussion of the relevant assumptions used to determine the grant date fair value of these awards. There were no forfeitures by any of the Named Executive Officers in the years presented.

(5)
Amounts reported in the "Nonqualified Deferred Compensation Earnings" represent earnings on deferred compensation that exceed 120% of the federal applicable long-term rate. These amounts as well as all other earnings on deferred compensation of the Named Executive Officers in fiscal year 2008 are included in the "All Earnings in Last Fiscal Year" column of the Nonqualified Deferred Compensation table.

(6)
Represents the Company's contributions to a 401(k) account and an automobile allowance.

Grants of Plan-Based Awards in 2008

        The following table provides information about equity awards granted to the Named Executive Officers during the fiscal year ended August 2, 2008. We did not grant any stock appreciation rights to Named Executive Officers during the fiscal year ended August 2, 2008. Grants of restricted stock units were made under the 2004 Plan. Grants of stock options were made under the 2002 Stock Incentive Plan.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)

Michael S. Funk	12/6/2007		15,000	$28.32	$110,193
	12/6/2007	18,000			$509,760

Mark E. Shamber	12/6/2007		6,000	$28.32	$44,077
	12/6/2007	7,200			$203,904

Richard Antonelli	12/6/2007		7,000	$28.32	$51,423
	12/6/2007	8,400			$237,888

Daniel V. Atwood	12/6/2007		7,000	$28.32	$51,423
	12/6/2007	8,400			$237,888

Michael Beaudry	12/6/2007		6,000	$28.32	$44,077
	12/6/2007	7,200			$203,904

(1)
This column shows the number of restricted stock unit awards granted in fiscal year 2008 to the Named Executive Officers. All of the grants made on December 6, 2007 vest in four equal annual installments beginning one year after the grant date.

(2)
This column shows the number of stock options granted in fiscal year 2008 to the Named Executive Officers. These options vest and become exercisable ratably in four equal annual installments beginning one year after the grant date.

(3)
This column shows the exercise price of stock option awards, which was the closing price of the Company's common stock on the grant date.

(4)
This column shows the full grant date fair value of restricted stock awards, restricted stock unit awards and stock options under SFAS 123(R) granted to the Named Executive Officers in fiscal year 2008. Generally, the grant date fair value is the amount that the Company would record as compensation expense in its financial statements over the award's vesting schedule, excluding the impact of forfeiture assumptions.

Outstanding Equity Awards at 2008 Fiscal Year-End

        The following table summarizes information with respect to current holdings of stock options and stock awards by the Named Executive Officers as of August 2, 2008. This table includes unexercised and unvested option awards and unvested stock awards. Each equity grant is shown separately for each

Named Executive Officer. The market value of the stock awards is based on the closing market price of our common stock as of August 1, 2008, which was $18.77.

		Option Awards				Stock Awards

Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Michael S. Funk	12/3/2002	30,000	—	$12.55	12/3/2012
	12/3/2003	20,000	—	$18.66	12/3/2013
	12/1/2004	13,300	—	$28.14	12/1/2014
	12/8/2005	7,500	7,500	$25.37	12/8/2015	9,000	$168,930
	12/7/2006	3,750	11,250	$36.60	12/7/2016	13,500	$253,395
	12/6/2007	—	15,000	$28.32	12/6/2017	18,000	$337,860

Mark E. Shamber	6/23/2003	3,750	—	$13.73	6/23/2013
	12/3/2003	3,750	—	$18.66	12/3/2013
	12/1/2004	5,000	—	$28.14	12/1/2014
	12/8/2005	1,500	1,500	$25.37	12/8/2015	1,800	$33,786
	1/27/2006	1,500	1,500	$31.67	1/27/2016	1,800	$33,786
	12/7/2006	1,500	4,500	$36.60	12/7/2016	5,400	$101,358
	12/6/2007	—	6,000	$28.32	12/6/2017	7,200	$135,144

Richard Antonelli	12/1/2004	30,000	—	$28.14	12/1/2014
	12/8/2005	1,750	3,500	$25.37	12/8/2015	4,200	$78,834
	12/7/2006	1,750	5,250	$36.60	12/7/2016	6,300	$118,251
	12/6/2007	—	7,000	$28.32	12/6/2017	8,400	$157,668

Daniel V. Atwood	12/3/2002	30,000	—	$12.55	12/3/2012
	12/3/2003	40,000	—	$18.66	12/3/2013
	12/1/2004	35,000	—	$28.14	12/1/2014
	12/8/2005	3,500	3,500	$25.37	12/8/2015	4,200	$78,834
	12/7/2006	1,750	5,250	$36.60	12/7/2016	6,300	$118,251
	12/6/2007	—	7,000	$28.32	12/6/2017	8,400	$157,668

Michael Beaudry	12/1/2004	10,000	—	$28.14	12/1/2014
	12/8/2005	—	3,000	$25.37	12/8/2015	3,600	$67,572
	12/7/2006	1,500	4,500	$36.60	12/7/2016	5,400	$101,358
	12/6/2007	—	6,000	$28.32	12/6/2017	7,200	$135,144

(1)
Grants made on December 1, 2004 vested immediately. All other awards included in the table above vest in 25% annual increments over four years beginning on the first anniversary of the grant date.

Option Exercises and Stock Vested

        The following table summarizes information for the Named Executive Officers concerning (1) stock option exercises during fiscal 2008, including the number of shares acquired upon exercise and the value realized and (2) the number of shares acquired upon the vesting of stock awards and the value realized, each before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Michael S. Funk	—	$—	19,000	$485,760
Mark E. Shamber	—	$—	3,600	$97,938	(1)
Richard Antonelli	12,500	$123,868	4,200	$118,608
Daniel V. Atwood	—	$—	4,200	$118,608
Michael Beaudry	7,750	$75,483	3,600	$101,664

(1)
Mr. Shamber has elected to defer 25% of his December 8, 2005, January 27, 2006 and December 7, 2006 stock awards. One-quarter of each of these grants vested during fiscal 2008. For each portion of these stock awards that vests, 25% of the shares vested are allocated to Mr. Shamber's balance in the Deferred Stock Plan. See the Nonqualified Deferred Compensation Table.

Nonqualified Deferred Compensation

        Our executive officers and directors are eligible to participate in the United Natural Foods Deferred Compensation Plan and the United Natural Foods Deferred Stock Plan.

        The Deferral Plans were established to provide participants with the opportunity to defer the receipt of all or a portion of their compensation. The purpose of the Deferral Plans is to allow executives and non-employee directors to defer compensation to a non-qualified retirement plan in amounts greater than the amount permitted to be deferred under our 401(k) Plan. We believe that this is an appropriate benefit because (i) it operates to place our executives and non-employee directors in the same position as other employees who are not affected by Internal Revenue Code limits placed on plans such as our 401(k) Plan; (ii) does not increase the Company's financial obligations to our executives and directors (since there is generally no employer contribution); and (iii) provides additional incentives to our executives and directors, since amounts set aside by the executives and directors is subject to the claims of the Company's creditors until paid to the executives and directors. Under the Deferral Plans, only the payment of the compensation earned by the participant is deferred and there is no deferral of the expense in our financial statements related to the participants' earnings; the Company records the related compensation expense in the year in which the compensation is earned by the participants.

        Under the Deferred Compensation Plan, participants may elect to defer a minimum $1,000 and a maximum of 90% of base salary and 100% of bonuses and commissions earned by the participants for the calendar year. Under the Deferred Stock Plan, participants may elect to defer between 0% and 100% of their restricted stock awards. For fiscal year 2008, participants' deferrals under the Deferred Compensation Plan earned interest at the overnight national five-year deposit rate, as reported by bankrate.com (as captured on the first and last business date of each quarter and averaged) plus 3%. The value of equity-based awards deferred under the Deferred Stock Plan is based upon the performance of our common stock.

        The following table summarizes information regarding the non-qualified deferred compensation of the Named Executive Officers in fiscal 2008, including deferrals of bonuses, salaries, commissions and restricted stock award compensation earned.

Name	Executive Contibutions in Last Fiscal Year ($)(1)	Registrant Contibutions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End
Michael S. Funk	$—	$—	$—		$—	$—
Mark E. Shamber	$36,910	$—	$(9,193	)(2)	$—	$59,407
Richard Antonelli	$—	$—	$8,072		$—	$125,248
Daniel V. Atwood	$14,774	$—	$(7,275	)(3)	$—	$52,621
Michael Beaudry	$—	$—	$—		$—	$—

(1)
Amounts reported in the contributions column include $12,425 of deferrals under the Deferred Compensation Plan and $39,259 of deferrals under the Deferred Stock Plan. Amounts reported in the contributions column related to the Deferred Compensation Plan are reported as compensation in the Salary and Stock Awards columns of the Summary Compensation Table. The deferrals under the Deferred Stock Plan relate to $16,345 of expense included in the Stock Awards column in the Summary Compensation Table.

(2)
Includes earnings of $2,246 under the Deferred Compensation Plan and $11,439 of losses under the Deferred Stock Plan.

(3)
Includes earnings of $2,133 under the Deferred Compensation Plan and $9,408 of losses under the Deferred Stock Plan.

Potential Payments Upon Termination or Change-in-Control

        The information below describes and quantifies the compensation that would become payable to certain of our Named Executive Officers under existing plans and arrangements if the Named Executive Officer's employment had terminated on August 2, 2008, given the Named Executive Officer's compensation and service levels as of such date and, if applicable, based on the Company's closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and our stock price.

        If one of the Named Executive Officers were to die or become disabled, any unexercisable stock options would be cancelled and any nonvested shares of restricted stock would be forfeited.

        None of our executive officers have an employment agreement. However, as discussed under "Compensation Discussion and Analysis," we have entered into severance agreements with each of the Named Executive Officers. The severance agreements require us to pay to the executive his or her base salary in effect at the termination of his or her employment with us and provide certain medical benefits for a period of one year following date of termination of the executive officer for a reason other than cause, death or disability or a resignation by the executive officer for "good reason" (as each such term is defined in the agreement). In addition, in the event of either a termination of the executive officer for a reason other than cause, death or disability or a resignation by the executive officer for good reason, in any case, within one year of a "change in control" (as such term is defined in the agreement), the executive officer will be entitled to the severance payments and medical benefits provided in the previous sentence, the acceleration and full vesting of all unvested stock options and restricted stock grants made to the executive officer, and the full vesting of the executive officer's account under our ESOP. In addition, the severance agreements include confidentiality, non-competition and intellectual property assignment provisions.

        The following table describes the potential payments as of August 2, 2008 upon termination of the Named Executive Officers.

Payments Upon Termination	Termination Without Cause or Employee Resignation for Good Reason	Termination Without Cause or Employee Resignation for Good Reason and Change in Control(1)	Termination With Cause, Death or Disability, or Resignation for Other Than Good Reason
Michael S. Funk
Base Salary	$700,000	$700,000	$—
Equity Awards	—	949,085	—
Deferred Compensation	—	—	—
Total	700,000	1,649,085	—
Mark E. Shamber
Base Salary	$297,000	$297,000	$—
Equity Awards	—	323,405	—
Deferred Compensation	59,407	59,407	59,407
Total	356,407	679,812	59,407
Richard Antonelli
Base Salary	$475,000	$475,000	$—
Equity Awards	—	354,753	—
Deferred Compensation	125,248	125,248	125,248
Total	600,248	955,001	125,248
Daniel V. Atwood
Base Salary	$363,000	$363,000	$—
Equity Awards	—	545,953	—
Deferred Compensation	52,621	52,621	52,621
Total	415,621	961,574	52,621
Michael Beaudry
Base Salary	$349,800	$349,800	$—
Equity Awards	—	304,074	—
Deferred Compensation	—	—	—
Total	349,800	653,874	—

(1)
The amounts reported related to equity awards reflect the intrinsic value of each stock option, share of restricted stock or restricted stock unit outstanding on August 2, 2008 and which vests on an accelerated basis in connection with the Change in Control. These amounts are calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which $18.77 (the closing selling price of our common stock on August 1, 2008) exceeds any exercise price payable per vested share.

Equity Compensation Plan Information

        Vesting requirements for equity compensation awards made under the 2004 Plan and the 2002 Stock Incentive Plan are at the discretion of our Board of Directors and are typically four years with graded vesting for employees and two years with graded vesting for non-employee directors. The maximum term of all incentive stock options granted under the 2002 Stock Incentive Plan, and non-statutory stock options granted under the 2002 Stock Incentive Plan, is ten years from the date of grant. We have a policy of issuing new shares of common stock to satisfy stock option exercises; shares that were covered by forfeited awards are returned to the pool of shares available for granting within that plan.

2004 Equity Incentive Plan

        The 2004 Plan was originally adopted by the Board of Directors in October 2004 and approved by stockholders in December 2004. Under the 2004 Plan, 1,000,000 shares of common stock were authorized for issuance. As of October 22, 2008, 806,756 shares of restricted common stock and restricted stock units, net of any forfeitures, have been granted, with 193,244 shares available for future awards. The Board of Directors has approved, and we are seeking stockholder approval at the annual meeting for, an increase in the number of shares of our common stock reserved for issuance under the 2004 Plan from 1,000,000 to 2,500,000. In addition, at the annual meeting we will seek the reapproval of our stockholders of the performance criteria applicable to performance-based awards that may be granted under the 2004 Plan.

2002 Stock Incentive Plan

        The 2002 Stock Incentive Plan was originally adopted by the Board of Directors in October 2002 and approved by stockholders in December 2002. Under the 2002 Stock Incentive Plan, 2,800,000 shares of common stock were authorized for issuance. As of October 22, 2008, options for the purchase of 2,613,096 shares of common stock, net of any forfeitures, have been granted, with 186,904 shares available for future awards.

Employee Stock Ownership Plan

        The ESOP was adopted by the Board of Directors and approved by stockholders in November 1988. This plan enabled us to acquire shares of our outstanding common stock for the benefit of eligible employees. We established the ESOT to hold the acquired shares of our common stock. As discussed under "Certain Relationships and Related Transactions," we originally acquired 4,400,000 shares of our outstanding common stock from certain stockholders in exchange for a promissory note, for which we guarantee payment. As this promissory note is repaid, the shares of common stock held by the ESOT are released in proportion to the amount of principal paid on the promissory note. These released shares are allocated among the accounts of eligible employees. The shares of common stock in an employee's account generally vest after five years of qualified employment or upon death or disability.

        As of August 2, 2008, approximately 3,279,000 shares of common stock have been allocated or released for allocation to employees. Allocations are projected to continue at the rate of 176,000 shares of common stock per year.

Equity Compensation Plan Table

        The following table provides certain information with respect to equity awards under the 2004 Plan and the 2002 Stock Incentive Plan as of August 2, 2008. The table does not include the additional shares that may be issuable pursuant to the proposed amendment to add an additional 1,500,000 shares to the 2004 Plan that is the subject of Proposal 2 of this proxy statement.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the second column)
Plans approved by stockholders	1,354,903	$25.22	862,888
Plans not approved by stockholders	—	—	—
Total	1,354,903	$25.22	862,888

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Ms. Graham and Messrs. Barker, Heffernan and Roy. All members of the Compensation Committee are independent and no member is an employee or former employee of the Company. During fiscal year 2008, no member of the Compensation Committee had any relationship requiring disclosure under "Certain Relationships and Related Party Transactions" below. None of our executive officers served during fiscal year 2008 as a member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director on our Board or as a member of our Compensation Committee. None of our executive officers served during fiscal year 2008 as a director of any other entity, one of whose executive officers served as a director on our Board or as a member of our Compensation Committee.

Certain Relationships and Related Transactions

Review and Approval of Related Person Transactions

        We review all relationships and transactions in which the Company and our directors, nominees for director, executive officers, greater than 5% beneficial owners or any of their immediate family members are participants (or any entity in which they have an interest is a participant), in order to determine whether such persons have a direct or indirect material interest in the relationships or transactions. Our corporate finance department, in conjunction with outside legal counsel, is primarily responsible for the development and implementation of processes and controls to obtain information from these "related persons" regarding such transactions and relationships and for determining, based on the facts and circumstances and SEC regulations, whether the Company or a related person has a direct or indirect material interest in the transaction. The Nominating and Governance Committee also reviews this information. Our policies and procedures for the review, approval or ratification of transactions that are required by SEC rules to be reported under "Transactions with Related Persons" are not in writing, rather, they fall under the general responsibilities of our corporate finance department and Nominating and Governance Committee. As required under SEC regulations, transactions between us and any related person in which the amount involved exceeds $120,000 and a related person has a direct or indirect material interest are disclosed in our proxy statement.

        Each of our executive officers, directors, nominees for director and greater than 5% beneficial owners is required to complete and deliver to us an annual questionnaire that includes, among other things, a request for information relating to any transactions in which both the executive officer, director, nominee, beneficial owner or any of their respective immediate family members, on the one hand, and the Company, on the other hand, participates, and in which the executive officer, director, nominee, beneficial owner or immediate family member, has a material interest. We review the responses to these questionnaires as part of our process for determining whether disclosure is required to be made under the SEC's related person disclosure rules.

Transactions with Related Persons

        In connection with the establishment of the ESOP in November 1988, certain stockholders, including Daniel V. Atwood, who is one of our executive officers, contributed an aggregate of 4,400,000 shares of our common stock to the ESOT in exchange for a note (the "ESOT Note") from the ESOT in the original amount of $4,080,000. We guarantee payment by the ESOT of the ESOT Note. The ESOT Note is payable in equal monthly installments of principal and interest from December 1988 to January 2015. Interest is charged on the ESOT Note at a rate of 10% per annum. The ESOT paid principal and interest of $16,320 and $11,282, respectively, to Mr. Atwood related to the ESOT note during fiscal 2008. The amount outstanding under the ESOT Note as of August 2, 2008 was $1,039,800, of which, the amount owed to Mr. Atwood was $103,980. The largest amount of indebtedness outstanding under the ESOT Note to Mr. Atwood during fiscal 2008 was $120,300.

PROPOSAL 2—ADOPTION OF AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN AND REAPPROVAL
OF THE PERFORMANCE CRITERIA WHICH MAY BE APPLIED TO PERFORMANCE-
BASED AWARDS UNDER THE 2004 PLAN

        At the annual meeting, our stockholders will be asked to approve an amendment to the 2004 Plan, which will increase the number of shares of our common stock that may be issued under the 2004 Plan by 1,500,000 shares.

        In connection with approving the increase in the number of issuable shares, we are asking stockholders to reapprove the performance criteria upon which objective performance targets may be established by the Compensation Committee in order to permit the grant of performance-based awards under the 2004 Plan that are deductible under Section 162(m) of the Code. While the criteria were previously approved by the stockholders when the 2004 Plan was adopted and the criteria have not changed since the 2004 Plan was adopted, Section 162(m) of the Code requires that they be submitted periodically for reapproval by stockholders.

Amendment of the 2004 Plan

        Our Board of Directors believes that increasing the number of shares issuable under the 2004 Plan is necessary to allow us to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to our growth and success. Our Board of Directors believes that such equity incentives are necessary for us to remain competitive with regard to retaining and attracting qualified individuals. Additionally, the 2004 Plan enables participants to share in our future success.

        In furtherance of these objectives, the Board of Directors unanimously adopted the amendment described above on October 27, 2008, subject to approval by the stockholders at the annual meeting.

Reapproval of Performance Criteria

        Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to any individual who, on the last day of the taxable year, is either the chief executive officer or one of the four other most highly compensated officers of the company. However, the deduction limit does not apply to qualified performance-based compensation. In order to qualify as performance-based compensation, our stockholders must approve the material terms under which the compensation will be paid, including (i) the performance criteria upon which performance-based awards may be based; (ii) the annual per-participant limits on grants of performance-based awards and SARs; and (iii) the class of employees eligible to receive awards. Our stockholders approved each of these terms in 2004 when we first established the 2004 Plan. The annual per-participant limits on grants of performance-based awards and SARs, and the class of employees eligible to receive awards are not required to be reapproved by our stockholders unless we determine to modify these terms, which we have not done.

        Compensation received upon vesting of Performance Shares and Units and exercise of Stock Appreciation Rights (or SARs) granted under the 2004 Plan in compliance with the requirements of Section 162(m) of the Code is exempt from the $1,000,000 deduction limit. If we wish to continue to treat Performance Shares and Performance Units as qualified performance-based compensation, the Compensation Committee generally must seek reapproval of the performance criteria every five years, because the 2004 Plan grants the Compensation Committee discretion to set the performance targets with respect to these awards using one or more of the performance criteria set forth below. The reapproval requirement does not apply to SARs because the performance criteria with respect to SARs (increase in stock price) is not within the discretion of the Compensation Committee.

        Our stockholders are being asked to reapprove the performance criteria so that we will continue to have the ability to make awards under the 2004 Plan, subject to the attainment of performance criteria, and be exempt from the $1,000,000 limit on deductible compensation that might otherwise be imposed pursuant to Section 162(m) of the Code. The performance criteria to be reapproved are described below in under "Summary of the 2004 Plan—Performance Criteria."

Summary of the 2004 Plan

        The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, as proposed to be amended, which is included in this proxy statement as Appendix B.

Purpose

        The 2004 Plan is intended to enable employees, officers and directors of, and consultants and advisors to, us and our subsidiaries to acquire or increase an ownership stake in the company, and thus to share in the future success of our business. Accordingly, the 2004 Plan is intended as a means not only of attracting and retaining outstanding personnel, but also of promoting a closer identity of interests between management and stockholders. The Board of Directors believes that these awards continue to be consistent with current market practices and that the 2004 Plan promotes profitability and growth through long-term incentives that are consistent with our goals and that link the interests of participants to those of our stockholders.

Total Number of Shares Available

        Originally 1,000,000 shares of our common stock were reserved for issuance under the 2004 Plan. As of October 22, 2008, 193,244 of these original 1,000,000 shares remained available for future grants under the 2004 Plan. Approval of the amendment would increase the aggregate number of shares of our common stock issuable pursuant to awards made under the 2004 Plan to 2,500,000, of which 1,693,244 would remain available for future grants. The number of shares available for award under the 2004 Plan is subject to adjustment to prevent the dilution or enlargement of rights as described below under "Adjustments." The market value of the shares of common stock reserved for issuance under the 2004 Plan, including the 1,500,000 shares subject to stockholder vote at the annual meeting, as of October 22, 2008 was $34,271,259.

Administration of the 2004 Plan

        The 2004 Plan is administered by the Compensation Committee of our Board of Directors, which consists only of members of the Board of Directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. In administering the 2004 Plan, the Compensation Committee determines which persons will be granted awards, the number and types of awards to be granted, and the terms and conditions of such awards. All questions of interpretation and administration of the 2004 Plan are resolved by the Compensation Committee. Within certain limits, the Compensation Committee may delegate any of its authority and responsibility to executive officers, except that an executive officer may not grant awards to himself or to an individual who is subject to the reporting requirements of Section 16(b) of the Exchange Act, or awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, and may not exercise certain non-ministerial actions with respect to such individuals or awards.

Eligibility

        The persons eligible to receive awards under the 2004 Plan include employees, officers and directors of, and consultants and advisers to, us or our subsidiaries. As of October 22, 2008, approximately 200 employees, six non-employee directors, and an indeterminate number of consultants were eligible to receive awards under the 2004 Plan.

Term of the Plan

        The 2004 Plan became effective on December 1, 2004. The proposed amendment to the 2004 Plan will become effective when approved by the stockholders. The Board of Directors may at any time terminate the 2004 Plan pursuant to the terms of the 2004 Plan, but no termination will adversely affect any right acquired before the date of such termination. Unless terminated sooner by action of the Board of Directors, the 2004 Plan will terminate upon the close of business on the first business day after December 1, 2014.

Terms and Types of Awards

        The Compensation Committee has the authority to grant the following types of awards to employees under the 2004 Plan:

        (a)   Restricted Shares.    Restricted Shares are shares of our common stock that are subject to a risk of forfeiture or other restrictions that lapse when one or more objectives or conditions, as determined by the Compensation Committee, are achieved. Restricted Shares have the following rights and limitations, among others:

    •
    Rights.    Holders of Restricted Shares beneficially own their Restricted Shares, meaning that they have the right to receive dividends and the right to vote with respect to their Restricted Shares. Dividends on Restricted Shares that are paid in shares of common stock are subject to the same restrictions as those applied to the Restricted Shares.             Restricted Shares and any dividends received in the form of additional Restricted Shares are held in escrow until the restrictions are lifted.

    •
    Transfer Restrictions.    In general, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and generally must be returned to us upon the termination of participant's employment for reasons other than a Change in Control (as defined in the Plan) or the participant's death or disability prior to vesting However, the Committee has the discretion to change these default rules in any particular award agreement.

    •
    Vesting.    Restrictions lapse upon satisfaction of objectives or conditions determined by the Compensation Committee.

        (b)   Bonus Shares.    Bonus Shares are shares of our common stock that are granted to recognize outstanding job performance.

        (c)   Performance Shares.    Performances Shares are shares of our common stock that are earned by satisfying specified performance measures over a pre-determined performance period, as determined by the Compensation Committee. Employees who qualify as "covered employees" under Section 162(m) of the Code may not receive more than 50,000 Performance Shares during any fiscal year. Performance Shares have the following rights and limitations, among others:

    •
    Rights.    Holders of Performance Shares beneficially own their Performance Shares, meaning that they have the right to receive dividends and the right to vote with respect to their Performance Shares. Dividends on Performance Shares that are paid in shares of common stock are subject to the same restrictions as those applied to the Performance Shares. Performance Shares and any dividends received in the form of additional Performance Shares are held in escrow until the restrictions are lifted.

    •
    Transfer Restrictions.    In general, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, and generally must be returned to us upon termination of participant's employment for reasons other than a Change in Control (as defined in the Plan) or the participant's death or disability) prior to vesting.

      However, the Committee has the discretion to change these default rules in any particular award agreement.

    •
    Vesting.    Restrictions lapse upon the attainment of performance criteria determined by the Compensation Committee using one or more of the pre-established performance measures.

        (d)   Restricted Units and Performance Units.    These are rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or shares of our common stock (as determined by the Compensation Committee) of an amount equal to all or a portion of the value of a unit determined by the Compensation Committee when one or more performance or other objectives, as determined by the Compensation Committee, are achieved. An employee who is a "covered employee" under Section 162(m) of the Code may not receive Performance Unit awards valued at more than $2,000,000 for any fiscal year.

        (e)   Stock Appreciation Rights (SARs).    SARs constitute rights to receive cash based on appreciation in value of our common stock over a specified period. The Compensation Committee may grant SARs that, on exercise, entitle the grantee to receive a cash amount equal to the excess (if any) of (i) the fair market value of a share of our common stock on the date of exercise over (ii) the fair market value of a share of our common stock on the date of grant, multiplied by the number of shares with respect to which the SAR is exercised. Employees who qualify as "covered employees" under Section 162(m) of the Code may not receive SARs with respect to more than 50,000 shares during any fiscal year.

Performance Criteria

        The Compensation Committee, at the time that an award is granted, may establish specific performance targets for the vesting of Performance Shares or to measure the value of Performance Units. The objective performance targets established by the Compensation Committee will be based on one or more of the following criteria:

  •
  increase in net sales;

  •
  pretax income before allocation of corporate overhead and/or bonus;

  •
  gross profits;

  •
  earnings before interest, taxes, depreciation and amortization;

  •
  earnings before interest and taxes;

  •
  earnings per share;

  •
  net income;

  •
  return on stockholders' equity;

  •
  return on assets;

  •
  meeting or reducing budgeted expenditures;

  •
  attainment of division, group or corporate financial goals;

  •
  reduction in costs;

  •
  appreciation in or maintenance of the price of our common stock or any other of our publicly-traded securities;

  •
  comparisons with various stock market indices;

  •
  comparisons with performance metrics of peer companies;

  •
  increase in market share; or

  •
  economic value-added models.

        The performance period with respect to any Performance Share or Performance Unit will be measured over a period no longer than three consecutive years.

Change in Control

        Except as otherwise provided in an applicable award agreement, all restrictions imposed on a grantee's award will lapse if, within twelve months after we obtain actual knowledge that a Change in Control (as defined in the 2004 Plan) has occurred, the grantee's employment with us or any of our subsidiaries ceases for any reason.

Death or Disability

        Except as otherwise provided in an applicable award agreement, all restrictions imposed on a grantee's award will lapse upon the date of grantee's death or the date on which the Compensation Committee determines the grantee is disabled within the meaning of Section 22(e)(3) of the Code.

Termination, Suspension or Modification of the 2004 Plan

        The Board of Directors may terminate, suspend, or modify the 2004 Plan at any time. However the Board of Directors may not, without approval by the affirmative vote of the stockholders present at a meeting, make any material revisions to the 2004 Plan (other than adjustments for changes in capitalization as described below), including: (a) a material increase in the aggregate number of shares of common stock for which awards may be granted; (b) an expansion of the types of awards available under the 2004 Plan; (c) a material expansion of the class of persons eligible for an award; or (d) an extension of the maximum duration of the 2004 Plan. No termination, suspension or modification of the 2004 Plan will adversely affect any right acquired by any participant under the terms of any award granted before the date of such termination, suspension or modification, unless the participant expressly consents, subject to the Compensation Committee's authority to adjust awards upon certain events as described immediately below.

Adjustments

        The Board of Directors may, in accordance with the terms of the 2004 Plan, make appropriate adjustments to the number of shares of our common stock available for the grant of awards and the terms of outstanding awards to prevent dilution or enlargement of rights including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations, and the like.

Effects of Merger or Other Reorganization

        Except as otherwise provided in an applicable award agreement, if we are the surviving corporation in a merger or other reorganization, outstanding awards granted under the 2004 Plan will extend to our stock and securities after such event to the same extent as shares of our common stock held by a person who, immediately before such event, held the number of shares of our common stock corresponding to the number of shares covered by the award.

Prohibition on Repricing

        Notwithstanding any other provision of the 2004 Plan, the Compensation Committee may not "reprice" any SAR or other award granted under the 2004 Plan such repricing would have the effect of decreasing the deemed fair market value of a share on the date of grant under the SAR provisions, or other similar effect. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or actions that would have substantially the same effect.

New Plan Benefits

        Any future awards granted to eligible participants under the 2004 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

Federal Income Tax Considerations

        The following discussion of the federal income tax consequences associated with awards under the 2004 Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain employment, state and local taxes which are not described below. Tax consequences in other countries may vary.

Restricted Shares and Performance Shares

        We will receive a deduction and the participant will recognize taxable income equal to the fair market value of the Restricted Share or Performance Share at the time the restrictions on the shares of our common stock awarded lapse or the shares of common stock become transferable (minus the participant's purchase price, if any), unless the participant elects within 30 days after receipt of the Restricted Share or Performance Share to pay such tax earlier, in which case both our deduction and the participant's inclusion in income occur on the award date. When a participant sells shares of common stock received after the restrictions lapse, the participant will recognize capital gain or loss equal to the difference between the amount, if any, the participant paid for the shares (plus any additional amount the participant recognized as ordinary income when the shares vested) and the fair market value of the shares on the date of the sale.

Bonus Shares

        The value of the shares of our common stock awarded to a participant as Bonus Shares (minus the participant's purchase price, if any) will be taxable as ordinary income to such participant in the year received, and we will be entitled to a corresponding tax deduction. The participant will recognize capital gain or loss equal to the difference between the amount, if any, that the participant paid for the shares of common stock (plus any additional amount the participant recognized as ordinary income when the shares vested) and the fair market value of the shares on the date of the sale.

Restricted Units and Performance Units

        A participant who has been granted a Restricted Unit or Performance Unit will not recognize taxable income at the time of grant, and we will not be entitled to a corresponding deduction. Generally, the participant will have compensation income at the time of distribution equal to the amount of cash received (or, if applicable, the fair market value of shares of our common stock received), and we will be entitled to a corresponding deduction.

SARs

        No income will be recognized by the participant at the time a SAR is awarded, and no deduction will be available to us at that time. When the SAR is exercised, ordinary income will be recognized in the amount of the cash received by the participant, and we will be entitled to a deduction of equivalent value.

Vote Required for Approval

        The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve the amendments to the 2004 Plan.

Recommendation of the Board of Directors

        We believe strongly that the approval of the amendment to the 2004 Plan is essential to our continued success. Our employees are one of our most valuable assets. The awards provided under the 2004 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals, and are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above, the stockholders are being asked to approve the amendment to the 2004 Plan and reapprove the performance criteria specified under the 2004 Plan.

        The Board of Directors believes that the (i) approval of the amendment to increase the number of shares issuable under the 2004 Plan by 1,500,000 shares and (ii) reapproval of the performance criteria applicable to grants of performance-based awards under the 2004 Plan are in the best interests of United Natural Foods and its stockholders and recommends a vote FOR this Proposal.

Audit Committee Report

        The Audit Committee of the Board of Directors is comprised solely of independent directors, as defined by NASDAQ listing standards and Section 10A of the Exchange Act and SEC rules thereunder, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the Audit Committee's current charter can be found in the Investors section of our website, www.unfi.com. The Board has made a determination that the Audit Committee has at least one member, Mr. Cianciolo, the Chair of the Audit Committee, who qualifies as an "audit committee financial expert" within the meaning of SEC regulations, and that he has accounting and related financial management expertise in accordance with NASDAQ listing standards. All committee members are financially literate.

        The Audit Committee has prepared the following report on its activities with respect to the audited consolidated financial statements for the fiscal year ended August 2, 2008 (for purposes of this report, the "audited financial statements"). The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference in the specified filing.

        As part of its specific duties, the Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors; reviews the financial information issued to stockholders and others, including a discussion of the quality, and not only the acceptability, of our accounting principles, the reasonableness of significant judgments, and the clarity of discussions in the financial statements; and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our own system of internal control. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent integrated audit of the consolidated financial statements and the effectiveness of internal control over financial reporting and expressing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and as to whether the Company maintained effective internal control over financial reporting.

        The Audit Committee has met and held discussions with management and our independent registered public accounting firm. In our discussions, management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the audited financial statements with management and KPMG LLP, our independent registered public accounting firm. The Audit Committee meets with our internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        The Audit Committee held seven formal meetings in fiscal 2008. These meetings included quarterly pre-earnings release telephone conference calls. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The Company's independent registered public accounting firm also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has considered and discussed with KPMG LLP the firm's independence and the compatibility of the non-audit services provided by the firm with its independence.

        Based on the Audit Committee's review of the audited financial statements and the review and discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended August 2, 2008, for filing with the SEC. The Board has approved this recommendation.

Joseph M. Cianciolo, Chair Gordon D. Barker Gail A. Graham James P. Heffernan

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, upon the recommendation of our Audit Committee, has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 1, 2009, subject to ratification by stockholders at the annual meeting. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by law or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the selection of KPMG LLP, the Board of Directors will reconsider the matter.

        Representatives of KPMG LLP, which served as our independent registered public accounting firm for the fiscal year ended August 2, 2008, will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

        The Board of Directors believes that the ratification of the selection of KPMG LLP is in the best interests of United Natural Foods and its stockholders and recommends a vote FOR such ratification.

Fees Paid to KPMG LLP

        In addition to retaining KPMG LLP to audit our financial statements for the fiscal year ended August 2, 2008, we engaged the firm from time to time during the year to perform other services. The following table sets forth the aggregate fees billed by KPMG LLP in connection with services rendered during the last two fiscal years.

Fee Category	Fiscal 2008	Fiscal 2007
Audit Fees	$1,112,000	$993,143
Audit-Related Fees	39,000	29,000
Tax Fees	0	0
All Other Fees	0	36,000

         Audit Fees consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and for the review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Fees for audit services include fees related to KPMG LLP's assessment of internal control over financial reporting.

        Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

         Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense and mergers and acquisitions. In fiscal 2008 and 2007, there were no tax services provided by KPMG LLP.

         All Other Fees consists of fees for products and services other than the services reported above, including tax consulting related to a potential acquisition. In fiscal 2008, no services other than those discussed above were provided by KPMG LLP.

        The Audit Committee has considered whether the provision of the non-audit services described above by KPMG LLP is compatible with maintaining auditor independence and determined that KPMG LLP's provision of non-audit services did not compromise its independence as our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        In accordance with its charter, the Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP. These services may include audit services, audit-related services, tax services and other related services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. KPMG LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by KPMG LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During the fiscal year ended August 2, 2008, all services provided by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

STOCKHOLDER PROPOSAL 1

        Walden Asset Management has advised us that it intends to submit the proposal set forth below for consideration at the annual meeting. If the proponent of this proposal, or representatives who are qualified under state law, are present at the annual meeting and submit the proposal for a vote, then the proposal will be voted upon. The stockholder proposal, including any supporting statement, is included exactly as submitted to us by Walden Asset Management. The Board of Director's statement regarding the proposal and recommendation on the proposal is presented immediately following the proposal. We will promptly provide you with the name, address and, to our knowledge, the number of voting securities held by the proponent of the stockholder proposal, upon receiving a written or oral request directed to our corporate secretary, Daniel V. Atwood, at 260 Lake Road, Dayville, Connecticut 06241.

Stockholder Proposal

        "Whereas:    Reports of human rights abuses in the international subsidiaries and suppliers of some U.S.-based corporations has increased public awareness of the problems of child labor, sweatshop conditions and the denial of basic labor rights.

        As investors, we believe it is prudent for our company to establish incentives to encourage its suppliers and vendors to improve labor standards. Human rights violations in the workplace can damage our company's reputation, lead to the loss of brand value and result in costly litigation.

        A large number of U.S. companies are purchasing goods grown or manufactured in countries or regions where human rights abuses and unfair labor practices have been alleged or well documented. For example, according to the U.S. Department of Labor, child labor in hazardous conditions is widespread on cocoa farms in West Africa. (U.S. Department of Labor's "2005 Findings on the Worst Forms of Child Labor"—2006)

        Our company is exposed to these risks by selling products produced or grown in countries where allegations of human rights abuses are common. If allegations surface concerning poor labor conditions in our company's supply chain, it may damage our company's corporate image, and have a negative impact on shareholder value.

        A growing number of consumer product companies have adopted codes of conduct for vendors, addressing such issues as child labor, forced labor and freedom of association (www.business- humanrights.org). Our company has not publicly disclosed any such code. We believe these codes should be based on the United Nations' International Labour Organization's (ILO) core labor standards and the United Nations Draft Norms on the Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights. (http://www1.umn.edu/humanrts/links/commentary-Aug2003.htm)

        We believe that a credible code compliance program includes independent monitoring, a transparent verification process and regular public reporting of monitoring results.

        Resolved:    Shareholders request the Board of Directors to:

    1.
    Adopt a code of vendor conduct, based on the ILO standards,

    2.
    Establish an independent monitoring process that assesses adherence to these standards and,

    3.
    Prepare an annual report, at reasonable cost, omitting proprietary information, on adherence to the supplier code, the first such report to be completed by June, 2009.

Supporting Statement

        United Natural Foods has built its business, and brand reputation, around high quality standards, dependability and a focus on environmental sustainability. It has shown its commitment to the environment through a number of different initiatives, including purchasing solar energy for its warehouses, participating in the U.S. Environmental Protection Agency's SmartWay Transport program, and increasing the use of recycled paper in its publications.

        United Natural Foods distributes Fair Trade products, and its customers' interest in Fair Trade products indicates what we believe to be their broader interest in human rights oriented initiatives. We believe United Natural Foods will benefit by broadening its leadership on environmental initiatives to broader social sustainability programs and policies."

        Your Board of Directors unanimously recommends a vote AGAINST approval of this Proposal.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock ("Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company during the fiscal year ended August 2, 2008, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with, except for the following:

  •
  Richard Antonelli failed to timely file a Form 4 related to an exercise of stock options in December 2007.

  •
  Richard Antonelli, Michael Beaudry, Gary A. Glenn and Carl F. Koch III each failed to timely file a Form 4 related to shares withheld to satisfy certain tax withholding obligations related to the vesting of shares of restricted stock in December 2007.

  •
  Randle Lindberg failed to timely file a Form 4 related to shares withheld to satisfy certain tax withholding obligations related to the vesting of shares of restricted stock in January 2008.

Stockholder Proposals for the 2009 Annual Meeting of Stockholders

        Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement for the 2009 Annual Meeting of Stockholders must be submitted to our corporate secretary, Daniel V. Atwood, at 260 Lake Road, Dayville, Connecticut 06241, no later than the close of business on August 1, 2009. We strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

        If a stockholder wishes to present a proposal before the 2009 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement, such stockholder must give written notice to our corporate secretary at the address noted above. Our corporate secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2009 Annual Meeting of Stockholders, provided that in the event that less than 70 days' notice or prior public disclosure of the date of the 2009 Annual Meeting of Stockholders is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The stockholder's submission must include certain specified information concerning the proposal and the stockholder, including such stockholder's ownership of our common stock. As we will not entertain any proposals at the annual meeting that do not meet these requirements, we strongly encourage stockholders to seek advice from legal counsel before submitting a proposal.

        THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON OR BY MEANS OF THE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE VIA THE INTERNET, BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE

THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE ALREADY VOTED VIA THE INTERNET, BY TELEPHONE, OR BY RETURNING THEIR PROXY CARD.

By Order of the Board of Directors,

Michael S. Funk, Chair of the Board
October 30, 2008

 Appendix A

UNITED NATURAL FOODS, INC.

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

        This document sets forth the Charter of the Nominating and Governance Committee (the "Committee") of the Board of Directors (the "Board") of United Natural Foods, Inc. (the "Company").

Purpose

        The purpose of the Committee is:

  •
  to develop and recommend to the Board for adoption, and thereafter periodically review, corporate governance principles applicable to the Company ("Corporate Governance Principles");

  •
  to identify individuals qualified to become Board members and to recommend to the Board candidates for election as directors at the annual meeting of stockholders;

  •
  to assess and make recommendations to the Board regarding the size and composition of the Board and the size, composition, scope of authority, responsibilities, and reporting obligations of each committee of the Board;

  •
  to assist the Board in the review of the performance of the Board, the committees of the Board, and individual members of the Board, and to make recommendations to the Board to improve such performance; and

  •
  to review and make recommendations to the Board regarding the resignation of an incumbent director who does not receive a majority of the votes cast with respect to that director in any uncontested election of directors.

Committee Membership

        The Committee shall consist of no fewer than three members, each of whom shall meet the independence requirements of the NASDAQ Market Place Rules ("NASDAQ") and such other independence requirements, if any, as may be established by the Company's Corporate Governance Principles. Members of the Committee shall be appointed annually by the Board. The Committee shall elect a Chair of the Committee, who may be the incumbent Chair or another member of the Committee and will serve for a three year term. The election of the Chair will occur following the Company's Annual Meeting in the year the Chair's term expires or as necessary to fill an open seat. Each appointed Committee member may be removed by the Board of Directors (the "Board") at any time.

Committee Authority and Responsibilities

        1.     The Committee shall, from time to time, as the Committee deems appropriate, but no less frequently than annually, review and assess the adequacy of the Company's Corporate Governance Principles and recommend to the Board for approval any changes that the Committee considers appropriate. To fulfill this responsibility, the Committee shall endeavor to remain informed on corporate governance practices generally, including emerging trends among comparable companies.

        2.     At least annually, the Committee (i) shall evaluate the size and composition of the Board in light of the operating requirements of the Company and existing corporate governance trends, including consideration of appropriate areas of expertise to be represented on the Board, and (ii) shall report its findings and any recommendations to the Board.

        3.     The Committee shall develop and maintain for the Board written eligibility guidelines for directors that are designed to ensure compliance with all applicable legal requirements and the NASDAQ listing requirements. The Committee shall review the eligibility guidelines from time to time as requested by the Board or as the Committee deems necessary or appropriate.

        4.     The Committee shall identify, evaluate, and recommend to the Board for nomination candidates for election as directors at the Annual Meeting of Stockholders or by appointment by the Board, including consideration of prospective candidates proposed for consideration by Company leadership or by any stockholder.

        5.     If, during the course of a year, a vacancy occurs, or if the Committee becomes aware of a pending vacancy, and the Board determines that the vacancy shall be filled, the Committee shall recommend to the Board a qualified individual for appointment by the Board to serve as a director until the next Annual Meeting of Stockholders at which the class of directors of which such new director is a member stand for election.

        6.     In performing its responsibilities under paragraphs 4 and 5 above, the Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

        7.     At least annually, the Committee shall (i) evaluate the size, composition, membership qualifications, scope of authority, responsibilities, and reporting obligations of each committee of the Board and (ii) shall report its findings and any recommendations to the Board.

        8.     The Committee shall consider, adopt and oversee all processes for evaluating the performance of the Board, the Chair of the Board, the President and CEO, each Committee and individual directors.

        9.     The Committee shall consider, adopt and oversee director orientation and continuing education programs.

        10.   The Committee shall (i) evaluate each shareholder proposal submitted for inclusion in the Company's proxy materials to determine whether the proposal is eligible for inclusion based on compliance with substantive and procedural requirements of the Company's Bylaws, Delaware corporate law, and the Securities and Exchange Commission proxy rules and (ii) shall recommend to the Board whether the Company shall support or oppose the proposal.

        11.   The Committee shall review annually the service of Board members and executive officers on the board of directors of any other company.

        12.   The Committee shall review the Directors and Officers questionnaires prepared annually by the Company's directors and officers.

        13.   The Committee shall review each resignation of an incumbent director received by the Board in accordance with Section 1.9 of the Company's amended and restated Bylaws.

        14.   The Chair of the Committee shall convene regular meetings of the independent directors of the Company, no less often than once per quarter, usually in conjunction with the regular Board Meetings.

        15.   At least annually, the Committee shall review the Company's Code of Conduct, Corporate Policies Manual, Conflict of Interests Policy/Questionnaire, Confidentiality of Information Policy, Social and Environmental Practices Policy and the reports of the CEO and executive officers responsible for these matters, including a summary of all related party transactions and any conflicts of interest identified. The Committee shall have the sole power to grant any waivers from these policies or practices.

        16.   In carrying out its duties and responsibilities under this Charter, the Committee shall have authority to obtain the advice and assistance of internal or external legal, accounting and other advisors.

        17.   The Committee shall review and assess this Charter annually and recommend any proposed changes to the Board.

Director Resignation Policy

        As provided under Section 1.9 of the Company's amended and restated Bylaws, if a nominee who already serves as a director does not receive a majority of the votes cast with respect to that director in any uncontested election of directors, such director shall offer to tender his or her resignation to the Board. The Committee shall be responsible for making a recommendation to the Board regarding whether to accept or reject the resignation, or whether other action should be taken. The Committee's recommendation shall be presented to the Board within a period of time following the offer of such director's resignation that is sufficient to permit the Board to act on the Committee's recommendation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. In the event that it is a member of the Committee who has offered to tender his or her resignation, such Committee member shall not be permitted to participate in deliberations regarding, or vote on, the Committee's recommendation. In making its recommendation to the Board regarding whether to accept or reject the resignation, or whether other action should be taken, the Board shall consider such factors as it deems appropriate and that are consistent with the Corporate Governance Principles. Where appropriate, such factors may include:

  •
  applicable NASDAQ listing standards and SEC rules (including relating to committee composition and director independence);

  •
  any stated reasons why stockholders withheld votes;

  •
  any alternatives for curing the cause of the withheld votes;

  •
  the director's tenure and the director's past and anticipated contributions to the Board; and

  •
  the character of overall Board composition.

Meetings and Minutes

        The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter. Special meetings of the Committee may be called by the Chair of the Board or the President of the Company or by the Chair of the Committee, with notice of any such special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. At the discretion of the Committee, other members of the Board and any officer or employee of the Company may be invited to attend and participate in meetings of the Committee.

        The Committee also may act by unanimous written consent in accordance with the terms of the Company's Bylaws.

        Minutes of each Committee meeting and records of all other Committee actions shall be prepared by the Assistant Secretary of the Company or, if the Assistant Secretary is not present at the meeting, any person appointed by the Chair of the Committee, and shall be retained with the permanent records of the Company.

        The Committee shall report to the Board, no later than the next regular Board meeting, all decisions made and actions taken by the Committee.

Adoption and Amendment

        This Charter has been adopted by the Board, and may be amended at any time or from time to time, in whole or in part, solely by a resolution adopted by the Board.

 Appendix B

UNITED NATURAL FOODS, INC.
2004 EQUITY INCENTIVE PLAN

1.
PURPOSE

        The United Natural Foods, Inc. 2004 Equity Incentive Plan (the "Plan") is designed to enable employees, officers and directors of, and consultants and advisers to, United Natural Foods, Inc. (the "Company") and its Subsidiaries to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a means not only of attracting and retaining outstanding personnel, but also of promoting a closer identity of interests between management and stockholders. The Board of Directors believes that the Awards granted under the Plan will be in the Company's interest because the personnel eligible to receive Awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company.

2.
DEFINITIONS

        In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

  (a)
  "Agreement" means the written agreement entered into by the Grantee and the Company evidencing the grant of an Award.

  (b)
  "Applicable Law" means the requirements relating to the administration of equity incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted.

  (c)
  "Award" means a Restricted Share, Restricted Unit, Bonus Share, Performance Share, Performance Unit or Stock Appreciation Right.

  (d)
  "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary in respect of an Award; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Company before the Grantee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Grantee's death without the consent of the previously designated Beneficiary.

  (e)
  "Board of Directors" or "Board" means the Board of Directors of the Company.

  (f)
  "Bonus Share" means a Share granted pursuant to Section 8.

  (g)
  "Change in Control" means the first to occur of the following events:

  (1)
  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan maintained by the Company or any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company's stock, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the total combined voting power of the Company's then-outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders and which the Board does not recommend such stockholders to accept;

    (2)
    three or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board, are elected within any single 24-month period to serve on the Board; or

    (3)
    approval by stockholders of the Company of:

    (i)
    a merger, consolidation or reorganization involving the Company, unless:

    (A)
    the stockholders of the Company, immediately before the merger, consolidation or reorganization, own, directly or indirectly immediately following such merger , consolidation or reorganization, at least 75% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization;

    (B)
    (B) individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the board of directors of the surviving corporation immediately following such merger, consolidation or reorganization; and

    (C)
    no person (other than (I) the Company or any Subsidiary thereof, (II) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the surviving corporation, or (III) any person who, immediately prior to such merger, consolidation or reorganization, had beneficial ownership of securities representing 25% or more of the combined voting power of the Company's then-outstanding securities) has beneficial ownership of securities immediately following such merger, consolidation or reorganization representing 25% or more of the combined voting power of the surviving corporation's then outstanding voting securities;

    (ii)
    a complete liquidation or dissolution of the Company; or

    (iii)
    an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

  (h)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (i)
  "Committee" means, except as otherwise determined by the Board in its discretion, a committee consisting of such number of members of the Compensation Committee of the Board of Directors with such qualifications as are required to satisfy the requirements of (i) Rule 16b-3 under the Exchange Act or any successor rule of similar import and (ii) Section 162(m) of the Code, and the regulations thereunder, as in effect from time to time (or any successor provision of similar import).

  (j)
  "Covered Executive" means an individual who is determined by the Committee to be reasonably likely to be a "covered employee" under Section 162(m) of the Code, and to receive compensation that would exceed the deductibility limits under Section 162(m) as of the end of the Company's taxable year for which an Award to the individual will be deductible.

  (k)
  "Effective Date" means December 1, 2004.

  (l)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

  (m)
  "Fair Market Value" means, when used in connection with the Shares on a certain date, the fair market value of a Share as determined by the Committee, and shall be deemed equal to the closing price at which Shares are traded on such date (or on the next preceding day for which such information is ascertainable at the time of the Committee's determination) as reported for such date by National Association of Securities Dealers Automated Quotations System (or if Shares are not traded on such date, on the next preceding day on which Shares are traded).

  (n)
  "Grantee" means a person to whom an Award has been granted under the Plan.

  (o)
  "Incumbent Board" means those persons who either (i) have been members of the Board since the Effective Date or (ii) are new directors whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least three-fourths of the members of the Board then in office who either were directors described in clause (i) hereof or whose election or nomination for election was previously so approved, provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened election contest or proxy contest, including by reason of any agreement intended to avoid or settle any election contest or proxy contest, will be deemed not to have been so approved for purposes of this definition. For purposes of this Section 2(o), "director" means a person who is a member of the Board.

  (p)
  "Insider" means an individual who is subject to reporting requirements of Section 16(a) of the Exchange Act on the relevant date.

  (q)
  "NASDAQ Rules" means the shareholder approval rules described in Rule 4350 and IM-4350-5 of the Nasdaq Stock Market Marketplace Rules, any official interpretation thereof, or any successor provision.

  (r)
  "Performance Share" means an Award made pursuant to Section 9.

  (s)
  "Performance Unit" means an Award made pursuant to Section 10(b).

  (t)
  "Restricted Share" means an Award granted pursuant to Section 7.

  (u)
  "Restricted Unit" means an Award made pursuant to Section 10(a).

  (v)
  "Restriction Period" means the period during which (i) the transfer of Restricted Shares or Performance Shares is limited in some way (based on the passage of time, achievement of performance goals, or the occurrence of other events determined by the Committee in its discretion) and (ii) the Restricted Shares or Performance Shares are subject to a substantial risk of forfeiture, as provided in Section 7 or 9.

  (w)
  "Shares" means shares of the Company's common stock, par value $0.01 per share, or any security into which such shares may be converted by reason of any event of the type referred to in Section 16 or 17.

  (x)
  "Stock Appreciation Right" or "SAR" means a right that provides payment in accordance with Section 12.

  (y)
  "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

3.
EFFECTIVE DATE AND DURATION OF THE PLAN.

(a)
The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the affirmative votes of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law. Upon such approval of the Plan, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if such approval had occurred on the Effective Date. If the Plan is not approved as set forth in this Section 3(a), any Awards granted under the plan shall be null and void and of no effect. The Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the Effective Date.

(b)
Awards may be granted at any time prior to the termination of the Plan pursuant to Section 20. An Award outstanding at the time the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms solely because of the termination of the Plan.

(c)
No Awards of Performance Shares and Performance Units that are intended to constitute performance-based compensation under Section 162(m) of the Code shall be made on any date to a Covered Executive, unless the requirements of Treas. Reg.ss.1.162-27(e)(4)(vi) (regarding shareholder approval of the material terms of the performance goal) have been satisfied.

4.
SHARES SUBJECT TO THE PLAN.

(a)
Subject to adjustment as provided in Section 16, the number of Shares initially reserved for issuance pursuant to Awards made under the Plan shall be 1,000,000 Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

(b)
If an Award expires or is terminated, surrendered or cancelled without having been exercised in full, or is otherwise forfeited in full or in part, then the unissued Shares that were subject to such Award and/or such surrendered, cancelled or forfeited Shares, as the case may be, shall become available for future grant under the Plan (unless the Plan has terminated).

5.
ADMINISTRATION OF THE PLAN.

(a)
The Plan shall be administered by the Committee.

(b)
The Committee may adopt, amend and rescind rules and regulations relating to the Plan as it may deem proper, shall make all other determinations necessary or advisable for the administration of the Plan, and may provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to the extent not contrary to the express provisions of the Plan; provided, that the Committee may take action only upon the agreement of a majority of its members then in office. The powers of the Committee shall include plenary authority to interpret the Plan.

(c)
Subject to the provisions of the Plan, the Committee may determine: (i) the persons to whom Awards shall be granted; (ii) the number of Shares subject to each Award; (iii) the type of each Award; (iv) the frequency of each Award and the date on which each Award shall be granted; (v) the term of each Award; (vi) the restrictions and other terms and conditions applicable to each grant of Awards; (vii) any performance goals applicable to Awards; and (viii) the provisions of any instruments evidencing Awards. Any Award granted to a member of the Committee shall be approved by the Board.

(d)
The determinations, interpretations, and other actions made or taken by the Committee under the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

  (e)
  To the extent permitted by Applicable Law, the Committee may delegate to one or more executive officers of the Company the power to:

  (i)
  grant Awards to employees of the Company and Subsidiaries, provided that: (A) the Committee shall fix the terms of the Awards to be granted by such executive officers and the maximum number of shares subject to Awards that the executive officers may grant; (B) no executive officer shall be authorized to grant Awards to himself or to any Insider; and (C) an executive officer may not grant any Award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code; and

  (ii)
  exercise such other powers under the Plan as the Committee may determine, provided that the Committee may not delegate its authority with respect to: (A) non-ministerial actions with respect to Insiders; (B) non-ministerial actions with respect to Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the code; or (C) certification that any performance goals and any other material terms of Awards intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code have been satisfied.

To the extent any powers have been delegated to an executive officer of the Company pursuant to this Section 5(e), the references in the Plan to the Committee shall be deemed to include such executive officer.

6.
ELIGIBILITY TO RECEIVE AWARDS.

        Awards may be granted under the Plan to any employee or director of, or consultant to, the Company or of any Subsidiary, and all determinations by the Committee as to the identity of the persons to whom Awards shall be granted shall be conclusive. For purposes of this Section 6: (i) an "employee" means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or a Subsidiary; (ii) a "director" means a person, other than an employee, who is a member of the Board; and (iii) a "consultant" means a person, other than an employee, who is a natural person engaged by the Company or Subsidiary of the Company to render services to such entity, including an advisor.

7.
RESTRICTED SHARES.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant or sale to a Grantee of Restricted Shares that provide a Grantee full ownership of the Shares when the restrictions established by the Committee lapse or are removed. The Committee may impose such conditions and/or restrictions on such Restricted Shares as the Committee may determine, including without limitation, time-based restrictions on vesting, restrictions based upon the achievement of specific performance goals (including but not limited to performance goals based on the criteria listed in Section 11), restrictions under applicable federal or state securities laws and/or a requirement that the Grantee pays a stipulated purchase price for each Restricted Share.

  (a)
  Restricted Share Agreement. Each Award of Restricted Shares shall be evidenced by an Agreement that shall specify the Restriction Period, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee, in its discretion, may accelerate the time at which any restrictions on Restricted Shares shall lapse or be removed.

  (b)
  Treatment of Restricted Shares. A certificate or certificates representing the number of Restricted Shares granted under an Award may be registered in the name of the Grantee. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed. Except as provided in

    Section 18, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period.

  (c)
  Removal of Restrictions. Restricted Shares covered by each Award shall be released from escrow as soon as practicable after the last day of the Restriction Period. Subject to Section 13, after the restrictions have lapsed, the Grantee shall be entitled to have any legend relating to restrictions under this Section 7 removed from his or her Share certificate, and the Shares shall be freely transferable by the Grantee.

  (d)
  Voting Rights. During the Restriction Period, Grantees holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the applicable Agreement.

  (e)
  Dividends and Other Distributions. During the Restriction Period, Grantees holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid and shall be held by the Company as escrow agent until the restrictions on the Restricted Shares with respect to which they were paid have lapsed.

  (f)
  Right of Repurchase of Restricted Shares. The Company shall have the right to repurchase Restricted Shares at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) in the event that conditions specified in the applicable Agreement with respect to such Shares are not satisfied prior to the end of the applicable Restriction Period.

8.
BONUS SHARES.

        Subject to the terms of the Plan, the Committee may authorize the grant of Bonus Shares in consideration for services rendered by a Grantee to the Company or a Subsidiary. Bonus Shares shall be awarded pursuant to an Agreement containing such terms and conditions as may be established by the Committee.

9.
PERFORMANCE SHARES.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant or sale to a Grantee of Performance Shares that are designed to constitute performance-based compensation under ss.162(m) of the Code. Such Performance Shares shall be earned by satisfying specified performance goals and shall provide a Grantee full ownership of the Shares when the Committee determines that such performance goals have been met. At the time of the Award of Performance Shares, the Committee shall impose on the Award restrictions based upon the achievement of specific performance goals using one or more of the criteria set forth in Section 11, and may impose such other conditions and/or restrictions on Performance Shares as the Committee may determine, including but not limited to time-based restrictions on vesting, restrictions under applicable federal or state securities laws and/or a requirement that the Grantee pay a stipulated purchase price for each Performance Share.

  (a)
  Performance Share Agreement. Each Award of Performance Shares shall be evidenced by an Agreement that shall specify the performance goals, the Restriction Period, the number of Shares granted and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  (b)
  Treatment of Performance Shares. A certificate or certificates representing the number of Performance Shares granted under an Award may be registered in the name of the Grantee. Unless the Committee determines otherwise, Performance Shares shall be held by the

    Company as escrow agent until the Committee determines that the performance goals have been met. Except as provided in Section 18, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the Committee determines that the applicable performance goals have been met.

  (c)
  Removal of Restrictions. Except as provided in Section 14, the restrictions imposed on Performance Shares shall expire, lapse or be removed based solely on account of the attainment of performance goals established by the Committee using one or more of the performance criteria set forth in Section 11. Performance Shares covered by each Award shall be removed from escrow as soon as practicable after the Committee determines that the applicable performance goals have been met. Subject to Section 13, after the Committee determines that such goals have been met, the Grantee shall be entitled to have any legend relating to restrictions under this Section 9 removed from his or her Share certificate, and the Shares shall be freely transferable by the Grantee.

  (d)
  Voting Rights. During the Restriction Period, Grantees holding Performance Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Agreement.

  (e)
  Dividends and Other Distributions. During the Restriction Period, Grantees holding Performance Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Performance Shares with respect to which they were paid and shall be held by the Company as escrow agent until the Committee determines that the performance goals applicable to the Performance Shares with respect to which they were paid have been satisfied.

  (f)
  Right of Repurchase of Performance Shares. The Company shall have the right to repurchase Performance Shares at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) in the event the performance goals applicable to such Shares have not been met.

  (g)
  Certification in Writing. Prior to the release of restrictions on any Performance Shares, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the performance goals and all other material terms of the Award have been met.

  (h)
  Limit for Covered Executives. No Covered Executive may receive Awards of more than 50,000 Performance Shares during any fiscal year of the Company

10.
RESTRICTED UNITS AND PERFORMANCE UNITS.

        Subject to the terms of the Plan, including the following terms and conditions, the Committee may authorize the grant of Restricted Units and/or Performance Units that constitute rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or Shares (as determined by the Committee) of an amount equal to all or a portion of the value of a unit determined by the Committee. Restricted Units shall set forth the right to receive such payments when the restrictions established by the Committee lapse or are removed. Performance Units are designed to constitute performance-based compensation under ss.162(m) of the Code and shall set forth the right to receive payments when the performance goals established by the Committee have been met.

  (a)
  Restricted Unit Agreements. At the time of Award of Restricted Units, the Committee shall determine the restrictions applicable to the Restricted Units. Each Award of Restricted Units shall be evidenced by an Agreement that shall specify the number of Restricted Units granted and such other terms and conditions as the Committee, in its sole discretion, shall determine, including but not limited to performance goals based on the criteria listed in Section 11. The Committee, in its discretion, may accelerate the time at which any restrictions on Restricted Units shall lapse or be removed.

  (b)
  Performance Unit Agreements. At the time of the Award of Performance Units, the Committee shall determine the performance factors applicable to the Performance Units, using one or more of the criteria set forth in Section 11. Each Award of Performance Units shall be evidenced by an Agreement that shall specify the performance goals, the number of Performance Units granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

  (c)
  Certification in Writing. Prior to the payment of any Performance Units, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the performance goals and all other material terms of the Award have been met.

  (d)
  Limit for Covered Executives. The maximum value of Awards of Performance Units granted to any Covered Executive in any fiscal year shall not exceed $2 million. The foregoing limitation shall be applied at the time of settlement, regardless of whether such settlement is made in cash or Shares.

11.
PERFORMANCE CRITERIA.

(a)
Unless and until the Company's stockholders approve a change in the general performance criteria set forth in this Section 11, the performance criteria to be used for purposes of grants of Performance Shares and Performance Units may be measured at the Company level, at a Subsidiary level, or at an operating unit, business unit or individual level, and shall be chosen from among:

(i)
Increase in net sales;

(ii)
Pretax income before allocation of corporate overhead and/or bonus;

(iii)
Gross profits;

(iv)
Earnings before interest, taxes, depreciation and amortization;

(v)
Earnings before interest and taxes;

(vi)
Earnings per share;

(vii)
Net income;

(viii)
Return on stockholders' equity;

(ix)
Return on assets;

(x)
Meeting or reducing budgeted expenditures;

(xi)
Attainment of division, group or corporate financial goals;

(xii)
Reduction in costs.

(xiii)
Appreciation in or maintenance of the price of the common stock or any publicly-traded securities of the Company;

(xiv)
Comparisons with various stock market indices;

(xv)
Comparisons with performance metrics of peer companies;

(xvi)
Increase in market share; or

(xvii)
Economic value-added models.

  (b)
  The performance goals applicable to an Award of Performance Shares or Performance Units shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the goals are met. The Committee shall, at the time it establishes the performance goals for an Award, specify the period over which the performance goals relate. The establishment of the actual performance goals and, if a grant is based on more than one of the foregoing criteria, the relative weighting of such criteria, shall be at the sole discretion of the Committee; provided, however, that in all cases the performance goals must be established by the Committee in writing no later than 90 days after the commencement of the period to which the performance goals relate (or, if less, no later than after 25% of the period has elapsed) and when achievement of the performance goals is substantially uncertain. The Committee may adjust the performance target(s) with respect to Awards of Performance Shares and Performance Units, but only to decrease the amount of compensation that otherwise would be due upon the attainment of the performance target(s).

  (c)
  The performance goals with respect to any Performance Share or Performance Unit shall be measured over a period no longer than three consecutive years.

12.
STOCK APPRECIATION RIGHTS.

(a)
Subject to the terms and conditions of the Plan, the Committee may authorize the grant of Stock Appreciation Rights that, on exercise, entitle the Grantee to receive an amount in cash equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Fair Market Value of a Share on the date of grant, multiplied by the number of Shares with respect to which the SAR is exercised.

(b)
The number of Shares with respect to which a SAR or SARs may be granted to a Covered Executive during any fiscal year of the Company may not exceed 50,000.

13.
CONDITIONS UPON ISSUANCE OF SHARES.

        The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until: (a) all conditions of the Award have been met or removed to the satisfaction of the Committee; (b) all other legal matters, including receipt of consent or approval of any regulatory body and compliance with all Applicable Law, in connection with the issuance and delivery of such Shares have been satisfied; and (c) the Grantee or Beneficiary has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Law.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue the Shares as to which such requisite authority shall not have been obtained.

14.
RIGHTS UNDER CERTAIN CIRCUMSTANCES.

(a)
Death or Disability. Except as otherwise provided in the applicable Agreement, if a Grantee who has been in the continuous employment of the Company or a Subsidiary since the date on which an Award was granted becomes disabled or dies while in such employment, the restrictions imposed on the Award shall lapse; provided that, if the Award is intended to qualify as performance-based compensation under Section 162(m) of the Code, it shall cease to qualify as such performance-based compensation if the restrictions lapse under this Section 14(a). For purposes of this Section 14(a), "disabled" and "disability" means having a total and permanent disability, as defined in Section 22(e)(3) of the Code.

(b)
Termination of Employment for Any Other Reason. Except as otherwise provided in an Agreement, if a Grantee's employment with the Company or a Subsidiary terminates before the restrictions imposed on the Award lapse or the performance goals have been satisfied, such Award shall be forfeited.

  (c)
  Change in Control. Except as otherwise provided in the applicable Agreement, all restrictions imposed on an Award shall lapse if, within twelve months after the Company obtains actual knowledge that a Change in Control has occurred, a Grantee's employment with the Company and its Subsidiaries ceases for any reason.

15.
TAX WITHHOLDING.

        The Company shall have the right to collect an amount sufficient to satisfy any Federal, State and/or local withholding tax requirements (including the Grantee's FICA obligation) that might apply with respect to any Award to a Grantee in the manner specified in subsection (a) or (b) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (c) below to the extent permitted therein.

  (a)
  The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

  (b)
  The Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

  (c)
  If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee, or (ii) delivering Shares to the Company, provided that the Shares withheld or delivered have a Fair Market Value (on the date that such withholding or delivery occurs) equal to the minimum amount required to be withheld.

16.
ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

(a)
In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise; or if there shall be any dividend on the Shares, payable in Shares; or if there shall be a stock split or a combination of Shares, the aggregate number of shares available for Awards, the number of Shares subject to outstanding Awards, and the exercise price per Share of each outstanding Award may be proportionately adjusted by the Board of Directors as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Grantees; provided that any fractional Shares resulting from such adjustments shall be eliminated. The Board of Directors may, in its sole discretion (i) accelerate the vesting of an outstanding Award or (ii) accelerate the termination date of an outstanding Award in connection with the liquidation, dissolution, merger, reorganization or other consolidation of the Company upon notice to the affected Grantees.

(b)
The Board's determination with respect to any such adjustments shall be conclusive.

17.
EFFECTS OF MERGER OR OTHER REORGANIZATION.

        Except to the extent otherwise provided in an Agreement, if the Company shall be the surviving corporation in a merger or other reorganization, outstanding Awards granted under the Plan shall extend to stock and securities of the Company after the merger or other reorganization to the same extent as Shares held by a person who held, immediately before the merger or reorganization, the number of Shares corresponding to the number of Shares covered by the Award.

18.
TRANSFERABILITY OF AWARDS.

        Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Notwithstanding the foregoing, subject to the approval of the Committee in its sole discretion, Awards may be transferable to members of the immediate family of the Grantee and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. "Members of the immediate family" means the Grantee's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters) and individuals who are family members by adoption.

19.
PROHIBITION ON REPRICING.

        Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any SAR or other Award granted under the Plan if such repricing would have the effect of decreasing the deemed Fair Market Value of a Share referred to in Section 12(a)(ii) or other similar effect. For this purpose, a "repricing" includes a tandem cancellation and regrant of an Award or any other amendment or action that would have substantially the same effect.

20.
TERMINATION, SUSPENSION OR MODIFICATION OF THE PLAN.

        The Board of Directors may at any time terminate, suspend, or modify the Plan; provided that the Board shall not, without approval by the affirmative votes of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law, make any material revisions as defined in the NASDAQ Rules (other than through adjustment for changes in capitalization as provided in Section 16), including: (a) a material increase in the aggregate number of Shares for which Awards may be granted; (b) an expansion of the types of Awards available under the Plan; (c) a material expansion of the class of persons eligible for an Award; or (d) an extension of the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall expressly consent, but it shall be conclusively presumed that any adjustment pursuant to Section 16 does not adversely affect any such right.

21.
NO EFFECT ON EMPLOYMENT OR SERVICE.

        Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee's relationship with the Company, nor shall it interfere in any way with the Grantee's or the Company's right to terminate such relationship at any time, with or without cause.

22.
SEVERABILITY.

        In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision has not been included.

23.
GOVERNING LAW.

        Except to the extent that such laws may be superseded by any Federal law, the Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

AMENDMENT NO. 1 TO
UNITED NATURAL FOODS, INC. 2004 EQUITY INCENTIVE PLAN

December 12, 2008

        The United Natural Foods, Inc. 2004 Equity Incentive Plan is hereby amended as set forth below:

        1.     Capitalized terms used but not defined in this Amendment No. 1 shall have the respective meanings ascribed to them in the Plan.

        2.     The first sentence of Section 4(a) of the Plan is hereby amended and restated in entirety to read as follows:

    "Subject to adjustment as provided in Section 16, the number of Shares reserved for issuance pursuant to Awards made under the Plan shall be 2,500,000 Shares."

        3.     Except as amended hereby, the Plan shall remain unchanged and in full force and effect in accordance with its terms.

Adopted by the Board of Directors
on October 27, 2008

United Natural Foods, Inc.

As a stockholder of United Natural Foods, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on December 11, 2008.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone: Call 1 (866) 894-0537		Vote Your Proxy by mail:

Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY	Please mark Your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND “AGAINST” PROPOSAL 4.

1.	To elect three members to our Board of Directors to serve as Class III directors, each for a term of three years.		FOR all Nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all Nominees listed	2.

To (i) approve an amendment tot he Company’s 2004 Equity Incentive Plan (the “2004 Plan”) increasing the number of shares of common stock reserved for issuance under the 2004 Plan from 1,000,000 to 2,500,000, and (ii  reapprove the performance criteria applicable to grants of performance-based awards granted under the 2004 Plan.

							FOR	AGAINST	ABSTAIN
							FOR	AGAINST	ABSTAIN
	NOMINEES:	(01) Michael S. Funk,			3.

To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 1 , 2009.

The Board of Directors recommends that you vote AGAINST the following proposal:

		(02) James P. Heffernan, and
		(03) Steven L. Spinner

					4.	The stockholder proposal regarding adoption of a vendor code of conduct.	FOR	AGAINST	ABSTAIN

	(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)				5.	To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AGAINST PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2008.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

United Natural Foods, Inc.

The undersigned appoints Daniel V. Atwood as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of United Natural Foods, Inc. held of record by the undersigned at the close of business on October 14, 2008 at the annual meeting of Stockholders of United Natural Foods, Inc. to be held at our Western Region headquarters located at 1101 Sunset Boulevard, Rocklin, California 95765, at 10:00 AM Pacific Time on December 12, 2008 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS
of
UNITED NATURAL FOODS, INC.

10:00 A.M. (local time)

December 12, 2008

United Natural Foods, Inc. Western Region Headquarters
1101 Sunset Boulevard
Rocklin, California 95765

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

UNITED NATURAL FOODS, INC.

ANNUAL MEETING OF STOCKHOLDERS – December 12, 2008

The undersigned, a participant or beneficiary under the United Natural Foods, Inc. Employee Stock Ownership Plan, as amended and restated effective March 1, 2004 (the “ESOP”), who is entitled to direct the Trustee of the ESOP (the “Trustee”) as to how to vote the shares of Common Stock of United Natural Foods, Inc. (the “Company”) allocated to the account of the undersigned (the “ESOP Shares”) pursuant to Section 8.4 of the ESOP, does hereby direct the Trustee to vote such ESOP Shares as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” THE PROPOSALS. PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued on reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

PLEASE MARK VOTE AS IN THIS EXAMPLE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, AND “AGAINST” PROPOSAL 4.

1.	To elect the following Class III Directors for the ensuing three years:
Class III Nominees: Michael S. Funk, James P. Heffernan and Steven L. Spinner

	☐ FOR all nominees ☐	WITHHELD from all nominees

FOR, except vote withheld from the following nominees:

		FOR	AGAINST	ABSTAIN
2.	To (i) approve an amendment to the Company’s 2004 Equity Incentive Plan	☐	☐	☐

(the “2004 Plan”) increasing the number of shares of common stock reserved for issuance under the 2004 Plan from 1,000,000 to 2,500,000, and (ii) reapprove the performance criteria applicable to grants of performance-based awards granted under the 2004 Plan.

		FOR	AGAINST	ABSTAIN
3.	To ratify the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending August 1, 2009.	☐	☐	☐

The Board of Directors recommends that you vote AGAINST the following proposal:

		FOR	AGAINST	ABSTAIN
4.	The stockholder proposal regarding adoption of a vendor code of conduct, if such proposal is properly presented at the annual meeting.	☐	☐	☐

By directing the Trustee to vote the ESOP Shares, the undersigned is authorizing the Trustee to execute a proxy card appointing officers of the Company as proxies and authorizing the proxies, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Participant or Beneficiary sign here	Date:

Please sign this proxy exactly as your name appears hereon.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

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CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL 2—ADOPTION OF AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN AND REAPPROVAL OF THE PERFORMANCE CRITERIA WHICH MAY BE APPLIED TO PERFORMANCE- BASED AWARDS UNDER THE 2004 PLAN
OTHER MATTERS
  Appendix A
  Appendix B